UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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[ ]    Soliciting Material Pursuant to §240.14a-12
HomeStreet, Inc.
(Name of Registrant as Specified In Its Charter)

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April 16, 2014
It is my distinct pleasure to invite you to attend the 2014 annual meeting of shareholders of HomeStreet, Inc. The meeting will be held at 10 a.m. Pacific Daylight Time on May 29, 2014 at the downtown Seattle Hilton Hotel, Windward Room, located at 1301 Sixth Avenue. A map and directions to the meeting location can be found at the back of the attached proxy statement.
With this letter, we are including the notice for the annual meeting, the proxy statement, the 2013 annual report and a proxy card. You may also find these items online at www.homestreet.com/proxy.
We are submitting for your approval three proposals: election of Class III directors, approval of a new equity compensation plan and ratification of the selection of our independent auditors for 2014. The Board of Directors believes each of the proposals are in the best interests of HomeStreet and its shareholders and accordingly recommends that you vote “FOR” each of the proposals set forth in the enclosed proxy statement.
If you would like to receive electronic notification of documents we file with the Securities and Exchange Commission and our issuance of press releases, you may subscribe to our e-mail alerts at http://ir.homestreet.com.
Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible so that your shares are represented. We urge you to complete, sign and date your proxy card and promptly return it in the postage-paid envelope provided or vote using the internet or telephone. Returning your proxy card will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.
Thank you for your ongoing support of and continued interest in HomeStreet, Inc.

David A. Ederer
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 29, 2014

The Annual Meeting of shareholders (the “Annual Meeting”) of HomeStreet, Inc., a Washington corporation (the “Company”), will be held at 10:00 a.m., Pacific Daylight Time, on May 29, 2014, in the Windward Room of the Hilton Hotel, 1301 Sixth Avenue, Seattle, Washington 98101 in order to consider and vote upon the following proposals:

1.	To elect three (3) Class III directors to serve until the 2017 annual meeting of shareholders or until their successors are elected, and qualified;

2.	To approve the HomeStreet, Inc. 2014 Equity Incentive Plan;

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereto.
Only shareholders of record at the close of business on April 15, 2014, are entitled to notice of the meeting and an opportunity to vote.
We are requesting that you provide the Board of Directors your vote prior to the meeting by completing and returning the enclosed proxy card as soon as possible. Additionally, we hope that you can attend the meeting in person. If you submit your proxy and later wish to change your vote you may do so, either by submitting a new proxy or by voting in person at the meeting. If you are unable to attend the meeting and vote in person, please submit a proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Please submit your proxy by mail, or vote using the internet or telephone in accordance with the specific instructions set forth in the enclosed proxy card. Please refer to the questions and answers section commencing on page 2 of the attached proxy statement and the instructions on the corresponding proxy card.
Our Mailing Address:
HomeStreet, Inc.
601 Union Street, Suite 2000
Seattle, WA 98101
Godfrey B. Evans
Executive Vice President, General Counsel
and Corporate Secretary
April 16, 2014

Table of Contents

DATE, TIME, PLACE AND PURPOSE OF HOMESTREET'S ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING	2
Why am I receiving these materials?	2
Who is entitled to vote?	2
Who is a shareholder of record?	2
How many shares are entitled to vote at the meeting?	2
How many votes do I have?	2
What proposals will be voted on at the Annual Meeting?	2
What is the voting requirement to approve each of the proposals?	2
How does the Board of Directors recommend I vote?	3
How long will each of the directors elected at the Annual Meeting continue to serve?	3
How do I vote?	3
You may vote by mail	3
You may vote in person at the meeting	3
You may vote on the Internet	3
You may vote by Telephone	3
What if my shares are held in street name?	3
What happens if I sign and return my proxy card, but don't mark my votes?	4
Can I revoke my proxy?	4
What happens if additional matters are presented at the Annual Meeting?	4
Is my vote confidential?	4
Who will count the votes?	4
Where can I find the results of the Annual Meeting?	5
What does it mean if I get more than one proxy card?	5
What constitutes a “quorum”?	5
How are abstentions and broker non-votes treated?	5
What percentage of stock do the directors and executive officers own?	5
Who is paying the cost of preparing, assembling and mailing the notices of the Annual Meeting, Proxy Statement and form of proxy and the solicitation of the proxies?	5
What is the deadline for submitting shareholder proposals for consideration at the Company's next annual meeting of the shareholders or to nominate individuals to serve as directors?	5
Who can help answer any other questions I may have?	6
PROPOSAL 1 ELECTION OF DIRECTORS	7
Introduction	7
Nominees for Directors - Terms Expire in 2017	7
Information Regarding the Board of Directors and Nominees	8
Directors of HomeStreet, Inc.	8
Nominees for Election as Directors at the Annual Meeting	8
Directors Continuing in Office	9

i

PROPOSAL 2 APPROVAL OF 2014 EQUITY INCENTIVE PLAN	12
Summary of Equity Plan	12
Eligibility	13
Plan Administration	13
Awards to Participants	13
Amendment and Termination of Plan	15
Term of the Plan	16
Amounts of Awards	16
Taxation of Awards	16
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
General	17
Replacement of KPMG LLP as Independent Auditors	17
Principal Accounting Fees and Services	17
Pre-Approval of Audit and Non-Audit Services	18
CORPORATE GOVERNANCE	20
Code of Ethics	20
Compliance with Section 16(a) of the Exchange Act	20
Principles of Corporate Governance	20
Director Independence	20
Board Leadership Structure	21
Board Role in Risk Oversight	21
Employee Compensation Risks	21
Board Meetings and Committees	21
Committee Membership of Directors of HomeStreet, Inc.	22
Audit Committee	22
Enterprise Risk Management Committee	23
Human Resources and Corporate Governance Committee	23
Interaction with Consultants	24
Human Resources and Corporate Governance Committee Interlocks and Insider Participation	25
Process for Recommending Candidates for Election to the Board of Directors	25
Attendance at Annual Meetings of Shareholders by the Board of Directors	26
Insider Trading Policy and Rule 10b5-1 Trading Plans	26
Contacting the Board of Directors	26
Director Compensation	26
Current Non-Employee Director Compensation	26
Directors' Deferred Compensation Plan	27
2011 Director Equity Compensation Plan	27
Compensation for Employee Directors	27
Director Compensation Table	27
EXECUTIVE OFFICERS	29

EXECUTIVE COMPENSATION	32
Compensation Program Objectives and Philosophy	32
Decision Making and Policy Making	32
Summary Components of Compensation	33
Base Salary	33
Short-Term Incentive Compensation	33
Incentive Plan Risk Management	36
Equity Incentive Compensation	36
Equity Grants Effective at the Closure of our Initial Public Offering	37
Other Benefit Plans	37
401(k) Savings Plan	37
Executive Deferred Compensation	37
Health and Welfare Benefits	38
Perquisites and other Personal Benefits	38
Executive Employment Agreements	38
Severance and Change in Control Arrangements	39
Human Resources and Corporate Governance Committees Report	39
Summary Compensation Table	40
Outstanding Equity Awards at Fiscal Year End	41
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42
Loan Transactions	42
Indemnification Agreements	42
Procedures for Approval of Related Party Transactions	42
PRINCIPAL SHAREHOLDERS	43
INFORMATION REGARDING EQUITY COMPENSATION PLANS	46
AUDIT COMMITTEE REPORT	47
OTHER MATTERS	48
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	48
DIRECTIONS AND PARKING INSTRUCTIONS TO HOMESTREET, INC. ANNUAL MEETING	49
Appendix "A" HomeStreet, Inc. 2014 Equity Incentive Plan	A-1

HOMESTREET, INC.
601 Union Street, Suite 2000
Seattle, WA 98101

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be Held May 29, 2014

DATE, TIME, PLACE AND PURPOSE OF HOMESTREET’S ANNUAL MEETING

The 2014 annual meeting of shareholders of HomeStreet, Inc., a Washington corporation (the “Company” or “HomeStreet”) will be held at 10:00 a.m., Pacific Daylight Time, on May 29, 2014, in the Windward Room of the Hilton Hotel, 1301 Sixth Avenue, Seattle, Washington 98101. References to the “Annual Meeting” in this Proxy Statement (“Proxy Statement”) include any postponements or adjournments of such meeting. At the meeting, the Company’s shareholders will be asked to approve a proposal to elect three nominees for the Company’s Board of Directors (the “Board”), to approve the HomeStreet, Inc. 2014 Equity Incentive Plan and to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. This Proxy Statement is first being sent to the shareholders of the Company on or about April 24, 2014, and is accompanied by a proxy card that is being solicited by the Company for use at the Annual Meeting.
Unless otherwise specified, all ownership interests or voting power referenced herein, either in percentage terms or number of shares, in respect of the Company’s outstanding shares, have been calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as reflected in the beneficial ownership table shown in the “Principal Shareholders” section elsewhere in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?
Our Board has sent you this Proxy Statement and the accompanying proxy card to ask for your vote, as a shareholder of HomeStreet, on certain matters that will be voted on at the Annual Meeting. As a shareholder of record, you are invited to attend and are entitled to and requested to vote on the proposals set forth in this Proxy Statement. The reasons for, and further information in relation to, each of these proposals are described in more detail in the questions and answers and other materials that follow.
Who is entitled to vote?
All shareholders of record of HomeStreet common stock at the close of business on April 15, 2014 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting.
Who is a shareholder of record?
A shareholder of record is a person or entity whose name appears on or in our records as an owner of one or more shares of our common stock as of the close of business on the Record Date.
How many shares are entitled to vote at the meeting?
As of the Record Date, 14,849,691.6 shares of our common stock were issued, outstanding and entitled to vote at the Annual Meeting.
How many votes do I have?
Each common share you owned of record on the Record Date is entitled to one vote for each director candidate. You may NOT cumulate votes relating to the election of directors. For the other proposals presented at this meeting, you are entitled to one vote for each common share you owned of record on the Record Date.
What proposals will be voted on at the Annual Meeting?
The proposals scheduled to be voted on at the Annual Meeting are:

•	The election of the three Class III directors listed in this Proxy Statement to serve for a term of three years or until their respective successors are duly elected and qualified;

•	The approval of the Company’s 2014 Equity Incentive Plan; and

•	The ratification of Deloitte & Touche LLP as HomeStreet’s independent registered public accounting firm for the fiscal year ending December 31, 2014.
What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Broker Discretionary Voting Allowed

Proposal 1: Election of three Class III Directors	Plurality of votes cast	No

Proposal 2: Approval of the Company’s 2014 Equity Incentive Plan	Number of votes cast in favor exceed number of votes cast against	No

Proposal 3: Ratification of appointment of independent registered public accounting firm	Number of votes cast in favor exceed number of votes cast against	Yes

How does the Board of Directors recommend I vote?
Our Board recommends that you vote your shares:

•	“FOR” the three director nominees;

•	“FOR” the approval of the Company’s 2014 Equity Incentive Plan; and

•	“FOR” the ratification of appointment of Deloitte & Touche LLP as HomeStreet’s independent registered public accounting firm for the fiscal year ending December 31, 2014.
How long will each of the directors elected at the Annual Meeting continue to serve?
Our Articles of Incorporation provide that our directors will serve a term of three years or until their respective successors are duly elected and qualified. Our Board is divided into three classes of directors, with each class serving a three-year term. At each annual meeting, our shareholders elect directors within one class, and each class is staggered in a manner that causes approximately one-third of our total number of directors to be elected annually, an arrangement commonly known as a staggered board.
We are nominating at the Annual Meeting all three of our Class III directors, who will serve until the 2017 annual meeting of shareholders.
How do I vote?
You can vote on matters that properly come before the Annual Meeting in one of four ways:
You may vote by mail.
You do this by marking, signing and dating the proxy card and mailing it in the enclosed, prepaid and addressed envelope or otherwise mailing it to us at our mailing address on the cover page of this Proxy Statement prior to the Annual Meeting. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.
You may vote in person at the meeting.
You can vote in person at the meeting. However, if you hold your shares in street name (in the name of a bank or some other nominee), you must request and receive a legal proxy from the record owner prior to the meeting in order to vote at the meeting.
In order to facilitate an orderly Annual Meeting, we request that you provide the Board your vote prior to the Annual Meeting by completing and returning the enclosed proxy card as soon as possible.
You may vote on the Internet.
Go to www.voteproxy.com and follow the instructions. You should have your proxy card in hand when you access the website.
You may vote by Telephone.
Call the toll-free number listed on the proxy card from any touch-tone telephone and follow the instructions. You should have your proxy card in hand when you call.
If you own your shares through a brokerage account or in other nominee form, you should follow the instructions you receive from the record holder with regard to which voting methods are available.
What if my shares are held in street name?
If you are the beneficial owner of shares held by a broker in street name, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. Under certain circumstances banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank or broker, which is referred to as a “broker non-vote.” In these cases, those shares will be counted for the purpose of determining whether a quorum is present. Pursuant to applicable regulations, if you do not give instructions to your broker, your broker will not be permitted to vote your shares with respect to Proposal 1 and Proposal 2, described in this Proxy Statement.
If your shares are held in street name, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from the record holder of your shares is an example of proof of ownership. If you want to vote your shares of common stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.
What happens if I sign and return my proxy card, but don’t mark my votes?
If you do not mark your vote on your proxy, Mark K. Mason, Vice Chairman of the Board, and Godfrey B. Evans, our Corporate Secretary, General Counsel and Chief Administrative Officer, will vote your shares as recommended by the Board: FOR each of the director nominees identified herein, FOR the approval of the 2014 Equity Incentive Plan and FOR the ratification of our independent auditors.
Can I revoke my proxy?
You have the power to revoke your proxy at any time before the polls close at the Annual Meeting. You may do this by either:

a.
submitting another proxy with a later date prior to the date of the Annual Meeting, over the internet, by telephone or to our Corporate Secretary, Godfrey B. Evans, at our mailing address on the cover page of this Proxy Statement, or

b.	sending a written notice of your revocation to our Corporate Secretary at our mailing address on the cover page of this Proxy Statement, or

c.	voting in person at the Annual Meeting.
What happens if additional matters are presented at the Annual Meeting?
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders, Mark Mason and Godfrey Evans, will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify an individual shareholder are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. If you provide written comments on your proxy card, such comments may be forwarded to the Company’s management, however, there can be no guarantee that such comments will be forwarded or reviewed. We encourage any shareholders who would like to provide comments to management to contact us directly at the address provided on the cover page of this Proxy Statement.
Who will count the votes?
American Stock Transfer and Trust Company, LLC, our stock transfer agent will serve as the inspector of elections and in that capacity will count and tabulate the votes.

Where can I find the results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) within four (4) business days after the Annual Meeting.
What does it mean if I get more than one proxy card?
It means that you may have multiple stock ownership accounts. Please mark, sign and return all proxy cards to ensure that all your shares are voted.
What constitutes a “quorum”?
A “quorum” refers to the number of shares that must be represented at a meeting in order to lawfully conduct business. A majority of the outstanding common shares entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.
How are abstentions and broker non-votes treated?
Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The election of directors requires that the candidates elected receive a plurality of votes, which means that the three candidates receiving the largest number of votes cast will be elected. Because the approval of the Company’s 2014 Equity Incentive Plan and the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014 each require that the votes cast in favor of such action exceed the votes cast against such action, assuming the presence of a quorum, abstentions and broker non-votes will not affect the results of the matters to be considered at the Annual Meeting.
What percentage of stock do the directors and executive officers own?
Together these persons had or shared the right to vote or dispose of approximately 11.4% of our common stock as of the Record Date.
Who is paying the cost of preparing, assembling and mailing the notices of the Annual Meeting, Proxy Statement and form of proxy and the solicitation of the proxies?
The Company is paying all such costs. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
What is the deadline for submitting shareholder proposals for consideration at the Company’s next annual meeting of the shareholders or to nominate individuals to serve as directors?
For inclusion in HomeStreet’s proxy materials: Shareholders may present proper proposals for inclusion in HomeStreet’s Proxy Statement and for consideration at the next annual meeting of shareholders by submitting such proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the Proxy Statement for the 2015 annual meeting of shareholders, shareholder proposals must be received by HomeStreet’s Corporate Secretary no later than December 25, 2014, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act and of HomeStreet’s bylaws.
To be brought before an annual meeting: In addition, our bylaws establish an advance notice procedure for shareholders who wish to present certain matters before an annual meeting of shareholders.

In general, nominations for the election of directors may be made (1) by or at the direction of the Board, or (2) by a shareholder who has delivered written notice to HomeStreet’s Corporate Secretary within the Notice Period (as defined below) and who was a shareholder at the time of such notice and as of the record date. The notice must contain specified information about the nominees and about the shareholder proposing such nominations.
Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board, (2) properly brought before the meeting by or at the direction of the Board or (3) properly brought before the meeting by a shareholder who has delivered written notice to our Corporate Secretary within the Notice Period (as defined below) and who was a shareholder at the time of such notice and as of the record date. The notice must contain specified information about the matters to be brought before such meeting and about the shareholder proposing such matters, including information related to the shareholder’s ownership interest in the Company and any material interests of the shareholder in the business desired to be brought before the meeting.
The “Notice Period” is defined as that period not less than 90 days nor more than 120 days prior to the one year anniversary of the date on which we mailed our proxy materials to shareholders in connection with the previous year’s annual meeting of shareholders. As a result, the Notice Period for the 2015 annual meeting of shareholders will start on December 25, 2014 and end on January 24, 2015. However, if the annual meeting for 2015 is more than 30 days before or 60 days after May 29, 2015, in order to be timely notice must be delivered not less than 90 days nor more than 120 days prior to the actual date of the 2015 meeting; provided, that if the notice of such meeting is less than 100 days before the date of such meeting, notice of such proposal must be made not less than 10 days after the date of the notice of the meeting in order to be timely.
If a shareholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary at our principal executive offices or by accessing our filings on the SEC’s website at www.sec.gov. All notices of proposals by shareholders, whether or not included in our proxy materials, should be sent to our Corporate Secretary at our principal executive offices.
Who can help answer any other questions I may have?
Please contact our investor relations department by calling 206-264-4200, by writing to HomeStreet, Inc., attn.: Investor Relations, 601 Union Street, Suite 2000, Seattle, Washington 98101 or by electronic mail at ir@homestreet.com

PROPOSAL 1
ELECTION OF DIRECTORS
Introduction
Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors, which shall be between nine and 13 directors. The Board is currently comprised of 9 members. Our Articles of Incorporation provide that directors are elected for three-year terms, with one-third of the Board elected at each annual meeting of shareholders. Each director holds office until that director’s successor is duly elected and qualified or until his earlier death or resignation. Our directors are currently classified into the following three classes:

•	Class I directors are Mark K. Mason, Scott M. Boggs and Douglas I. Smith, and their terms will expire at the annual meeting of shareholders to be held in 2015;

•	Class II directors are Michael J. Malone, Victor H. Indiek and Bruce W. Williams, and their terms will expire at the annual meeting of shareholders to be held in 2016; and

•	Class III directors are David A. Ederer, Thomas E. King and George “Judd” Kirk and their terms will expire at the Annual Meeting.
The three directors standing for election to our Board of Directors are nominees for re-election as Class III directors with terms to expire in 2017.
All nominees are incumbent directors of the Company.
Nominees for Class III Directors - Terms Expire 2017
Upon recommendation of the Human Resources and Corporate Governance Committee, the Board has nominated David A. Ederer, Thomas E. King, and George “Judd” Kirk, for re-election to the Board as Class III directors with a term set to expire at the Company’s annual meeting of shareholders to be held in 2017. Biographical information about each of the nominees is contained in the following section. A discussion of the qualifications, attributes and skills of each nominee that led our Board of Directors and the Human Resources and Corporate Governance Committee to the conclusion that he should continue to serve as a director has been added following each of the director and nominee biographies.
If you are a shareholder of record and you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted FOR the re-election of Messrs. Ederer, King and Kirk. While we expect that all of the nominees will be able to qualify for and accept office, if for any reason a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill such vacancy. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy card. If you hold your shares in street name and you do not give voting instructions to your broker, your broker will leave your shares unvoted on this matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH
OF DAVID A. EDERER, THOMAS E. KING AND GEORGE “JUDD” KIRK.
OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NOMINEES LISTED ABOVE BY SIGNING AND RETURNING THE ATTACHED PROXY TO THE COMPANY.

Information Regarding the Board of Directors and Nominees

The following table sets forth certain information with respect to the Board of Directors of HomeStreet, Inc., including their ages as of April 15, 2014.

Directors of HomeStreet, Inc.

Director	Age	Director Since	Class	Term Expiration
David A. Ederer, Chairman	71	2005	Class III	2014 Annual Meeting
Mark K. Mason	54	2010	Class I	2015 Annual Meeting
Scott M. Boggs	59	2012	Class I	2015 Annual Meeting
Victor H. Indiek	76	2012	Class II	2016 Annual Meeting
Thomas E. King	70	2012	Class III	2014 Annual Meeting
George “Judd” Kirk	68	2012	Class III	2014 Annual Meeting
Michael J. Malone	69	2012	Class II	2016 Annual Meeting
Douglas I. Smith	50	2012	Class I	2015 Annual Meeting
Bruce W. Williams	60	1994	Class II	2016 Annual Meeting

HomeStreet, Inc.’s Board of Directors consists of 9 members. In 2013, the Company’s Board of Directors met 9 times. Our Board of Directors is divided into three classes and one-third of our directors are elected each year to serve for a three year-term or until a successor is duly elected and qualified. Under our present bylaws, directors must comply with all applicable laws and regulations, including any required approvals from our regulators.
The number of directors may be increased or decreased from time to time by our Board of Directors, provided that a reduction in the number of directors may not shorten the term of an incumbent. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board may be filled solely by the affirmative vote of a majority of the remaining directors then in office, unless otherwise provided by law or by resolution of the Board. A majority of our directors satisfy the definition of “independent director” under the corporate governance rules of Nasdaq.
Nominees for Election as Directors at the Annual Meeting
David A. Ederer, Director and Chairman of the Board. Mr. Ederer joined the Bank in 2004 as a member of its board of directors and in 2005 also became a member of the board of directors of HomeStreet, Inc. Mr. Ederer was elected chairman of that board in 2009. Since 1974 Mr. Ederer has served as the chairman of Ederer Investment Company, a private investment company, and he currently serves on the board of directors of the Prostate Cancer Foundation (formerly CaPCURE), PONCHO, CRISTA Ministries and the University of Washington Medical Institute for Prostate Cancer Research. Mr. Ederer has previously served as a director of a number of public and private companies, organizations and institutions, including Cascade Natural Gas, University Savings Bank, Farmers New World Life Insurance Company, Children’s Hospital and Seattle Pacific University. Mr. Ederer is a certified public accountant (inactive) and managed consulting, accounting and auditing services for Price Waterhouse from 1965 to 1974. Mr. Ederer received a bachelor’s degree in Business Administration from the University of Washington. Mr. Ederer was selected to serve as a director because of his experience as a director on public company boards, his experience on board committees, his financial expertise and his professional degrees and training in business and management.

Thomas E. King. Mr. King joined the board of directors of the Bank in 2010 and became a director of HomeStreet, Inc. following the closing of our initial public offering in February 2012. Prior to joining the Bank’s board, Mr. King served as president and chief executive officer, chief credit officer and director of San Diego Community Bank from 2001 to 2006. Since retiring from San Diego Community Bank following its sale to First Banks, Inc. in 2006, Mr. King has provided consulting services to banks and other financial services companies. Prior to joining San Diego Community Bank, he served as executive vice president and chief operating officer of Fullerton Community Bank from 1997 to 1998, president and chief executive officer and director of the Bank of Southern California from 1994 to 1996, and president, chief executive officer and director of Capitol Bank Sacramento from 1992 to 1994. From 1969 to 1992, Mr. King held various senior positions in commercial lending, real estate lending, credit administration, corporate and merchant banking and retail banking at Security Pacific National Bank. He received a bachelor’s degree in Business Administration from California State University, Northridge. Mr. King was chosen to serve as a director because of his experience as an executive officer, director and consultant to banks and financial services companies, his commercial banking relationships, his financial experience, commercial lending and credit administration experience and distressed institution turnaround experience.
George “Judd” Kirk. Mr. Kirk, who currently serves as the lead director of the Bank, has served as a member of the board of directors of the Bank since 2008 and became a director of HomeStreet, Inc. following the closing of our initial public offering in February 2012. Mr. Kirk served as president of Port Blakely Communities, Inc. from 1997 to 2007 and as its Chief Executive Officer from 2007 to 2008. Prior to joining Port Blakely Communities, he served as president of Skinner Development Company and until 1986, chaired the Real Estate Department of Davis Wright Tremaine LLP in Seattle. Mr. Kirk is a past member of the Washington State Bar Association (WSBA). He has previously served as a member of the Urban Land Institute (CDC Council), American College of Real Estate Lawyers, and the Pacific Real Estate Institute. He has also been a member of the boards of directors of several community organizations, including University of Washington Physicians and the Cascade Land Conservancy. Mr. Kirk has previously served as the chairman of the WSBA Real Property, Probate and Trust Section, President of the Issaquah Chamber of Commerce and President of the University of Washington Alumni Association. Mr. Kirk received a bachelor’s degree in Finance from the University of Washington, School of Business, and a law degree cum laude from Harvard Law School. Mr. Kirk was selected to serve as a director because of his business and management experience, his real estate development experience, his knowledge of real estate and real estate finance and his legal experience, as well as his civic and community service involvement.
Directors Continuing in Office
Mark K. Mason, Director, Vice Chairman, Chief Executive Officer and President of HomeStreet, Inc. Mr. Mason has been the Company Vice Chairman and Chief Executive Officer and the Bank’s Chairman and Chief Executive Officer since January 20, 2010. From 1998 to 2002, Mr. Mason was president, chief executive officer and chief lending officer for Bank Plus Corporation and its wholly owned banking subsidiary, Fidelity Federal Bank, where Mr. Mason also served as the chief financial officer from 1994 to 1995 and as chairman of the board of directors from 1998 to 2002. Most recently Mr. Mason served as president of a startup energy company, TEFCO, LLC, and he served on the boards of directors of Hanmi Financial Corp., San Diego Community Bank, and The Bjurman Barry Family of Mutual Funds. Mr. Mason is currently on the board of directors of the Pacific Coast Banking School. Mr. Mason is a certified public accountant (inactive) and holds a bachelor’s degree in Business Administration with an emphasis in Accounting from California State Polytechnic University. Mr. Mason brings extensive business, managerial and leadership experience to our board of directors. Mr. Mason was selected to serve as a director because of his significant experience as an executive officer, director and consultant to banks and mortgage companies, his credit and lending experience, finance and accounting education and experience, distressed institution turnaround experience and relationships in the banking industry and the capital markets.
Scott M. Boggs. Mr. Boggs joined the Bank in 2006 as a member of the board of directors and became a director of HomeStreet, Inc. following the closing of our initial public offering in February 2012. Prior to joining the Bank, Mr. Boggs was employed by Microsoft Corporation from 1993 to 2003 where he served in a variety of positions including vice president, corporate controller from 1998 to 2003. Mr. Boggs was also an adjunct professor for the Seattle University Albers School of Business and Economics teaching accounting and information systems from 2004 until 2009. Mr. Boggs previously served as a trustee and chair of the audit committee and budget and investments committee of the Financial Executives Research Foundation from 2002 to 2008, as director, chair of the pension committee and audit committee and designated financial expert of the Cascade Natural Gas Corporation from 2004 to 2007, and director, vice chair of audit committee and designated financial expert of the Safeco family of mutual funds from 2002 to 2004. He is a former member of the King County Strategic Technology Advisory Council, the Seattle University Accounting Advisory Board and the Financial Executives International. Mr. Boggs started his career as a certified public accountant with Deloitte, Haskins & Sells from 1977 to 1985, and he received his bachelor’s degree in Accounting from the University of Washington. Mr. Boggs was selected to serve as a director because of his significant accounting and financial experience, his accounting credentials and degree as well as his experience as a designated financial expert on audit committees.
Victor H. Indiek. Mr. Indiek joined the Board of Directors of HomeStreet, Inc. and the Bank upon the closing of our initial public offering in February 2012. He has been a project manager at Quantum Partners since 2007 where he manages FDIC receiverships, including the disposition of the assets of failed banks. He is currently a principal at Indiek Realty/Finance, which he formed in 1995. From 1999 to 2002 he served as a director and chairman of the audit committee of Bank Plus Corporation and Fidelity Federal Bank. Mr. Indiek was also involved in the formation of Freddie Mac, serving initially as its first chief financial officer from 1970 to 1973 and then as its president and chief executive officer from 1974 to 1977. He subsequently served as an executive officer at several financial institutions, including American Diversified Savings, American Savings/Financial Corporation of America and FarWest Savings, and as an audit manager for Arthur Andersen & Co. Mr. Indiek holds a bachelor’s degree in accounting from the University of Kansas, is a certified public accountant (inactive) and a California real estate broker. Mr. Indiek was selected to serve as a director because of his extensive experience in the banking and mortgage banking industries and because of his accounting education and experience.
Michael J. Malone. Mr. Malone has served on the board of directors and the audit committee of Expeditors International since 1999. Mr. Malone joined the Board of Directors of HomeStreet, Inc. upon the closing of our initial public offering in February 2012. Mr. Malone is the retired chairman and chief executive officer of AEI/DMX Music, a company he founded in 1971. Mr. Malone serves on the Seattle Police Foundation, having been a founding member and past chairman. Additionally, he serves on the National Council of the National Trust for Historic Preservation, the board of directors of the Northwest African American Museum, and the board of directors of Capitol Hill Housing in Seattle. Mr. Malone holds a bachelor’s degree from the University of Washington. Mr. Malone was selected to serve as a director because of his experience as a public company director and committee member and his business experience and training.
Douglas I. Smith. Mr. Smith joined our Board of Directors upon the closing of our initial public offering in February 2012. Mr. Smith has worked for Miller and Smith Inc., a privately held residential land development and home building company in metropolitan Washington, D.C., since 1992, and has served as its president since 1998. Mr. Smith holds an MBA from Harvard Business School and a bachelor’s degree in economics from DePauw University. Mr. Smith has been elected to serve as a director because of his experience in the residential construction lending area as well as his experience in the home building and land development industries.
Bruce W. Williams. Mr. Williams has served as a member of the Board of Directors for HomeStreet, Inc. since 1994. Mr. Williams began serving as an officer of the Company in 1990, first as our general counsel and then as a senior vice president. In 2000, he was promoted to president and chief operating officer and then to chief executive officer in 2002, a position that he held until January 2010. Prior to working at HomeStreet, Mr. Williams served for two years in the U.S. Peace Corps as a college professor in Liberia. From 1982 to 1987 Mr. Williams worked as an attorney at Perkins Coie LLP in Seattle. Mr. Williams currently serves on the board of trustees of PCC Natural Markets and chairs its Finance Committee. He formerly was Chair and Treasurer of Forterra (formerly known as the Cascade Land Conservancy). Mr. Williams previously served on the Visiting Committee of the University of Washington Daniel J. Evans School of Public Affairs, Chair of the Washington Financial League, on the Boards of Directors of the Mortgage Bankers Association of America, the Washington

Roundtable and the Seattle Chamber of Commerce and on the International Advisory Board of the Seattle Public Schools. Mr. Williams holds a bachelor’s degree in History from Stanford University and a law degree from the University of Washington School of Law. Mr. Williams was selected to serve as a director because of his experience as an executive officer, director of the Bank, legal degree and experience and involvement in local community affairs in Seattle.

PROPOSAL 2: APPROVAL OF 2014 EQUITY INCENTIVE PLAN

On March 12, 2014, the Company’s Board of Directors adopted the HomeStreet, Inc. 2014 Equity Incentive Plan (the “2014 Plan”), subject to shareholder approval. The 2014 Plan will be effective upon approval by the company’s shareholders at the Annual Meeting. The purpose of the 2014 Plan is to promote the long-term success of the Company and the creation of shareholder value by encouraging the attraction and retention of employees and non-employee directors with exceptional qualifications, encouraging them to focus on critical long-range objectives of the Company and linking their interests directly to the interest of the Company’s shareholders through ownership in shares of the Company’s common stock. The 2014 Plan seeks to achieve this purpose by providing for awards to participants in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock grants, performance share awards and performance compensation awards. The Company believes that it is important to have flexibility to grant various types of equity incentive awards to its employees so that it can react appropriately to the changes in the economic environment. By having the ability to tailor its equity compensation awards to specific economic situations, the Company can ensure that such awards are structured so as to maximize their effectiveness in incentivizing employees.
The 2014 Plan replaces the HomeStreet, Inc. 2010 Equity Incentive Plan (the “2010 Plan”) , which we currently use to make equity incentive award grants to officers and key employees, and the 2011 Director Equity Compensation Plan (the “2011 Plan”), which we currently use to grant unrestricted stock to our non-employee directors as part of their annual retainer. As of the Record Date only 100,752 shares remained available for issuance under the 2010 Plan, which represents approximately 0.67 % of our outstanding shares of common stock at such date, while only 148,905 shares, or approximately 1.0 % of our outstanding shares at the Record Date, were available for issuance under the 2011 Plan. The Board believes that the number of shares of common stock remaining available for issuance under our existing plans is likely to be insufficient in light of the Company’s strategic plan and potential continued growth in business operations, and that the increased number of shares to be available for issuance under the 2014 Plan, if approved, will help ensure that the Company has sufficient tools to continue to provide effective incentive compensation to its employees and directors.
Further, the 2014 Plan is designed to ensure that certain awards granted under such plan will qualify as “performance-based compensation” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Section 162(m) provides that compensation paid to a “covered employee” in excess of $1 million in a taxable year is not deductible by the Company for federal income tax purposes. However, certain types of compensation, including performance-based compensation, are not subject to this limit. In order for the 2014 Plan to be fully compliant with Section 162(m), the material terms of such plan must be approved when adopted and at least once every five years. If shareholders do not approve the material terms of the 2014 Plan, the Company may not be able to deduct as an expense for federal income tax purposes compensation to a covered employee in any tax year in excess of $1 million. The inability to deduct such an expense, however, would not prevent the Company from paying such compensation and incurring the expense.
For these and other related reasons, the Company’s Board of Directors has determined that it is in the best interests of the Company and its shareholders to adopt 2014 Plan. The following summary of the 2014 Plan is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is attached as Appendix A to this Proxy Statement.
Summary of Equity Plan
Under the 2014 Plan, the Company may grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock, performance share awards and performance compensation awards. If approved by shareholders, a total of 900,000 shares of common stock, including shares of common stock still available for issuance under the 2010 Plan and the 2011 Plan as of the date the 2014 Plan is approved by shareholders, shall be available for the future grant of any type of award under the 2014 Plan. There were 604,254 shares subject to options previously granted under the 2010 Plan that were outstanding as of the Record Date. Once the 2014 Plan is approved by shareholders, no future grants will be made under the 2010 Plan or the 2011 Plan, and all unissued and unreserved shares of common stock under each such plan will be rolled into and available for issuance under the 2014 Plan. Any awards outstanding under the 2010 Plan will remain outstanding and shares of common stock underlying such awards will remain in the pool for the 2010 Plan until the award is exercised or terminated.
Under the 2014 Plan, the maximum aggregate number of shares of common stock subject to awards granted to any individual cannot exceed 100,000 shares of common stock during any calendar year. Each participant is also subject to a separate 50,000 share limit for full-value restricted stock awards or unrestricted stock grants. No participant who is a non-employee director shall be granted awards of common stock exceeding an aggregate value of $200,000 during any calendar year.
As of April 15, 2014 the per share closing price of the Company’s common stock on the Nasdaq Global Select Market was $18.51. Based on that value, the 900,000 shares of common stock available for grants under the 2014 Plan would have had a total value of $16,659,000.
Eligibility
All employees, directors, and consultants are potentially eligible to receive awards under the 2014 Plan. As of April 15, 2014, approximately 38 employees are expected to participate in the 2014 Plan, including 21 executive officers and directors.
Plan Administration
The 2014 Plan is administered by the Company’s Human Resources and Corporate Governance Committee (the “HRCG Committee”). Subject to limits outlined in the 2014 Plan, the HRCG Committee will determine which individuals will receive awards, the number of shares or units to be granted, the exercise or purchase price for awards, the vesting schedule for each award, any performance criteria for an award, and the maximum term of each award. The HRCG Committee has the power to adopt any rules deemed necessary or desirable for the administration of the 2014 Plan, as well as the exclusive discretionary authority to construe, interpret and make all other determinations necessary or advisable for the administration of the 2014 Plan. The HRCG Committee also may modify the purchase price or the exercise price of any outstanding award, but if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. The HRCG Committee also may not replace or cash out underwater stock options or stock appreciation rights without prior shareholder approval. The HRCG Committee may exercise its discretion to reduce (but not increase) any performance award. All decisions made by the HRCG Committee in connection with the 2014 Plan will be final and binding unless found by a court to be arbitrary and capricious.
Awards to Participants
If the 2014 Plan is approved by shareholders, awards granted under that plan may consist of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock grants, performance share awards and performance compensation awards.
Stock Options. The 2014 Plan provides for the grant of incentive stock options (commonly referred to as ISOs) to employees and non-qualified stock options (commonly referred to as NSOs) to employees, directors and consultants. The HRCG Committee determines the terms of options, such as price, expiration date and other material conditions, provided that ISOs are subject to statutory limitations. The HRCG Committee determines the exercise price for a stock option, within the terms and conditions of the 2014 Plan and applicable law. The exercise price of a nonqualified stock option may not be less than 100% of the fair market value of our common stock on the date of grant unless in substitution for another option. The exercise price of an ISO may not be less than 100% (or 110% in the case of a recipient who is also a 10% shareholder) of the fair market value of our common stock on the date of grant. An option may be exercised by payment of the exercise price in cash, by a “cashless” exercise established with a broker, by reduction in the number of shares issued or other methods acceptable to the HRCG Committee.
Options granted under the 2014 Plan will vest at the rate specified by the HRCG Committee, with the vesting schedule or performance conditions for each stock option to be set forth in the stock option agreement for such option grant. Generally, the HRCG Committee determines the term of stock options granted under the 2014 Plan, up to a maximum term of 10 years.
After termination of an optionee’s service relationship with the Company, the optionee may exercise the vested portion of each option for the period of time stated in the option agreement to which such option relates, provided that all outstanding options shall terminate immediately if the optionee’s service relationship is terminated for cause. The HRCG Committee also has the discretion to permit exercise of the unvested portion of an option in the event of voluntary resignation or retirement. Generally, if termination is due to disability, the vested portion of each option will remain exercisable for one year following the date of disability, and in the event of death of an optionee, the vested portion of each option will remain exercisable by such optionee’s beneficiary for one year. In all other cases other than termination for cause, the vested portion of each option will generally remain exercisable for three months following termination of the service relationship. However, an option may not be exercised later than its expiration date even if the relevant post-termination exercise period has not yet come to an end.
Notwithstanding the above, in the event of a change in control of the Company, followed by termination without cause or constructive termination of an optionee within 12 months of the change in control, the 2014 Plan provides that all outstanding stock options under the plan will become 100% vested and exercisable.
Stock Appreciation Rights. Stock appreciation rights provide for a payment or payments, in cash or shares of common stock, to the participant based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price. The exercise price of a stock appreciation right may not be less than 100% of the fair market value of our common stock on the date of grant of the stock appreciation right. Stock appreciation rights are otherwise generally subject to the same terms and limitations as described above for stock options, including vesting and acceleration upon termination following a change in control.
Restricted Stock Awards. A restricted stock award is a grant of shares or an offer by us to sell shares of our common stock subject to a risk of forfeiture and/or a right of repurchase by us upon the termination of the participant’s service relationship with the Company on such terms (including price and timing) as may be determined by the HRCG Committee. This risk of forfeiture and/or right of repurchase may lapse according to vesting conditions, which may include performance conditions, a time-based schedule or a combination thereof, to be determined in each case by the HRCG Committee. The holder of restricted stock has the rights of a shareholder, including voting and dividend rights, but dividends on restricted stock will be withheld and distributed upon the release of restrictions. If the stock is forfeited, the holder will have no right to the dividends. In the event of death or disability of a holder of restricted stock subject to vesting other than monthly vesting, the risk of forfeiture and/or our right to repurchase such shares shall lapse with respect to a pro-rata portion of the shares of restricted stock equal to the percentage of the vesting period that has elapsed. The HRCG Committee also has the discretion to waive all or a portion of the risk of forfeiture and/or our right to repurchase shares of restricted stock in the event of a participant’s voluntary resignation or retirement. In the event of a change in control followed by termination without cause or constructive termination of the participant within 12 months, the restrictions on such participant’s restricted stock will lapse.
Restricted Stock Units. Restricted stock units represent the right to receive, without payment to the Company, an amount of shares of our common stock equal to the number of shares underlying the restricted stock units, or the cash equivalent. The HRCG Committee may, at its discretion, impose vesting conditions, which may include performance conditions, a time-based vesting schedule or a combination thereof, on the exercise of such units. The holder of restricted stock units does not have voting rights, but may be credited with dividend equivalents which will be withheld and distributed upon the release of restrictions. If the units are forfeited, the holder will have no right to the dividends. A participant’s restricted stock units generally terminate in the event the participant’s service relationship terminates prior to payment with respect to the units. However, in the event of death or disability of a holder of restricted stock units that are subject to vesting other than monthly vesting, the holder will receive payment for a pro-rata percentage of the unvested units equal to the percentage of the vesting period that has elapsed. The HRCG Committee also has the discretion to make payment with respect to all or a portion of the unvested restricted stock units held by a participant in the event of such participant’s voluntary resignation or retirement. In the event of a change in control followed by termination without cause or constructive termination of the participant within 12 months, such participant’s restricted stock units that were outstanding on the date of termination will be cancelled and such participant will receive a cash payment equal to the product of the number of restricted stock units and the fair market value of a share of our common stock on the date of termination.
Unrestricted Stock Grants. The HRCG Committee also has the discretion under the 2014 Plan to issue grants of fully vested shares of common stock (valued at fair market value as of the date of payment), in such amounts and subject to such terms and conditions established by the HRCG Committee.
Performance Shares/Compensations. A performance share award entitles a participant to receive all or part of a specified number of hypothetical shares (or the value of stock-denominated units) if specified performance objectives, as determined by the HRCG Committee, are satisfied during a specified award period. The payout under a performance share award is the product of (i) the target number of performance shares subject to award; (ii) the performance percentage; and (iii) for stock units, the fair market value of a share on the date the award is paid or becomes payable to the participant.
Performance Awards are similar to performance shares, except that the value is based on a fixed dollar value or formula specified by the HRCG Committee, rather than the fair market value of a share on the date the award is paid or payable (as with performance shares). The HRCG Committee may designate any award other than an option, including a cash bonus, as a performance award. The maximum value of performance shares that may be earned by a participant for any single award period of one year or longer may not exceed 50,000 shares and the value of performance compensation shall not exceed $3 million.
Within the first 90 days of a performance period of at least one year, the HRCG Committee chooses performance goals for the performance shares or award at the time of grant based on one or more of the following criteria: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, average equity or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) asset quality; (x) efficiency ratio; (y) loan growth; (z) deposit growth, and (aa) net interest margin. At the end of the award period for performance shares or performance units, the HRCG Committee determines the extent to which the applicable performance objectives were met during the award period. A participant shall be eligible for payment only if he or she is an employee, director or consultant on the last day of the performance period and only to the extent the performance goal are achieved. The Committee may exercise “negative discretion” to reduce a performance award in its discretion. Performance shares and awards may be settled in cash, shares of our common stock, other securities, other awards, other property or any combination thereof, as determined by the HRCG Committee.
In the event of a change in control followed by termination without cause or constructive termination of the participant within 12 months, the participant’s performance share or award shall be paid out with a performance percentage of 100%.
Amendment and Termination of Plan
The Board may amend or terminate the 2014 Plan in any respect at any time, except that shareholder approval will be required for certain material amendments to the 2014 Plan.

Term of the Plan
The term of the 2014 Plan is 10 years from the effective date of the plan.
Amounts of Awards
Since specific grants under the 2014 Plan are discretionary, the actual number of awards to be paid under the 2014 Plan as proposed herein cannot be determined at this time. The awards earned by our named executive officers in the two-year period prior to 2014 under the 2010 Plan are disclosed in this Proxy Statement under our “Summary Compensation Table”.
Taxation of Awards
Performance unit and performance share awards and stock appreciation rights are taxable as ordinary income only when and if paid. There is no taxation on stock options when granted. When a non-statutory option is exercised, the difference between the exercise price and the stock price on the date of exercise is taxable as ordinary income, and the Company is entitled to a tax deduction in the same amount, while any subsequent increase in the stock price is taxable as a capital gain. For an incentive stock option, there is no taxation on exercise of the option and all the gain is taxed on disposition of the stock by the participant as capital gain, so long as the participant holds the stock for at least one year after exercise and two years after the date of grant. If such holding period requirements are not met, the option exercise will be retroactively treated as the exercise of a non-statutory option for tax purposes and the participant will incur ordinary income tax. The exercise of an incentive stock option may also cause the participant to be subject to the alternative minimum tax upon exercise, which would require the participant to include the difference between the exercise price and the value of the stock on the date of exercise in the participant’s taxable income for the purposes of calculating the amount of alternative minimum tax that would be owed. The Company is not allowed a tax deduction for an incentive stock option unless the participant sells the stock after exercise in a disqualifying disposition. Restricted stock is taxable on its value at the date it vests, unless the participant made an election to pay tax on its value at the time it was granted. Unrestricted stock grants are taxable at their value on the date granted. No income will generally be recognized in connection with the grant of a restricted stock unit. A participant is subject to withholding under the Federal Insurance Contributions Act on the value of a restricted stock unit at the time the restricted stock unit becomes vested.  The value of the stock and/or any cash received should generally be taxable to the participant as ordinary income and deductible by the Company at the time of settlement of the restricted stock unit, and any subsequent change in the stock value upon resale of the stock will be treated as a capital gain or loss.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of HomeStreet and its subsidiaries for the fiscal year ending December 31, 2014. We have used Deloitte & Touche LLP as our independent registered public accounting firm since January 1, 2013, when they replaced KPMG LLP, who audited the company’s financial statements from 2003 through 2012.
Shareholder ratification of the selection of Deloitte & Touche LLP is not required by our bylaws or other applicable legal requirements. However, the Board is submitting the selection of Deloitte & Touche LLP to our shareholders for ratification as a matter of good corporate practice. In the event that this selection of Deloitte & Touche LLP as our independent registered public accounting firm is not ratified by our shareholders at the Annual Meeting, the appointment of Deloitte & Touche LLP as our independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement at the Annual Meeting if they desire to do so and respond to questions about the financial statements and related matters for the 2013 fiscal year. We do not anticipate that representatives of KPMG LLP will be present at the meeting to respond to questions about financial statements and related matters for the years ended December 31, 2012 and 2011.
Replacement of KPMG LLP as Independent Auditors
In January 2013, the Audit Committee determined that it would solicit proposals and pursue a competitive bidding process for external audit services as of and for the year ended December 31, 2013. On March 18, 2013 KPMG LLP was notified of the Audit Committee’s decision to dismiss KPMG LLP as the Company’s independent auditor. The reports of KPMG LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope, but the 2011 report did contain an explanatory paragraph related to the application of a new accounting principle.
There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended December 31, 2012 and 2011 and through March 18, 2013, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such years.
There were no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K under the Exchange Act during the fiscal years ended December 31, 2012 and 2011 and through March 18, 2013.
Principal Accounting Fees and Services
The following table presents fees billed for professional audit services and other services rendered to the Company by Deloitte & Touche LLP for the year ended December 31, 2013. Amounts in this table are presented in thousands.

2013

Audit Fees (1)	$740
Audit-Related Fees (2)	152
All Other Fees (3)	195
Total	$1,087

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and for the review of our quarterly financial statements, as well as services that generally only our independent registered public accounting firm can reasonably provide, including statutory audits and services rendered in connection with SEC filings.

(2)
Audit-Related Fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements in connection with acquisition transactions completed by the Company during 2013.

(3)	All Other Fees consist of fees billed for professional services rendered for tax compliance, including tax filings, and tax consulting related to our acquisition activities during 2013.

The following table presents fees billed for professional audit services and other services rendered to the Company by KPMG LLP for the year ended December 31, 2012. Amounts in this table are presented in thousands.

2012

Audit Fees (1)	$935
Audit-Related Fees (2)	38
Audit-Related Fees - IPO (3)	203
All Other Fees (4)	—
Total	$1,176

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and for the review of our quarterly financial statements, as well as services that generally only our independent registered public accounting firm can reasonably provide, including statutory audits and services rendered in connection with SEC filings.

(2)	Audit-Related Fees consist of fees paid for professional services rendered in connection with audits of our employee benefit plans.

(3)
Audit-Related Fees - IPO consists of fees billed for professional services rendered in connection with our initial public offering, including comfort letters, consents and reviews of documents filed with the SEC.

(4)	Represents fees for advisory services related to a review of our allowance for loan and lease losses (“ALLL”) methodology. There were no other services provided by KPMG LLP in 2012.

Pre-Approval of Audit and Non-Audit Services
It is the responsibility of HomeStreet’s Audit Committee to pre-approve all audit and non-audit services provided by our independent auditor. The Audit Committee has adopted a policy authorizing certain permissible audit and non-audit services to be performed by our independent auditor with subsequent reporting and oversight required by the Audit Committee. Permissible services, not pre-approved pursuant to this policy, require specific review and approval prior to the engagement by the Audit Committee, or a designated member. All services rendered by and fees paid to our independent auditor are reported to and monitored quarterly by the Audit Committee. The Audit Committee considers whether the provision of related audit services is compatible with maintaining the independent registered public accounting firm’s independence. To assist the Audit Committee in its oversight responsibilities, the pre-approval policy identifies the three basic principles of independence with respect to services provided by the independent registered public accounting firm, as well as the non-audit services the independent registered public accounting firm is prohibited from providing. All services provided by Deloitte & Touche LLP and KPMG LLP in each of the last two fiscal years were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS HOMESTREET’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

CORPORATE GOVERNANCE
Code of Ethics
The Board has established a code of ethics as defined under the Exchange Act that applies to all HomeStreet directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics (“Code of Ethics”) is available on our website at http://ir.homestreet.com. We will post on our website any amendments to, or waivers (with respect to our principal executive officer, principal financial officer and principal accounting officer) from, this Code of Ethics within four business days of any such amendment or waiver. Among other things, the Code of Ethics addresses the following principles:

•	complying with laws and regulations;

•	prohibiting insider trading;

•	avoiding conflicts of interest;

•	avoiding questionable gifts or favors;

•	maintaining accurate and complete records;

•	treating others in an ethical manner;

•	maintaining integrity of consultants, agents and representatives; and

•	protecting proprietary information and proper use of assets.
Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities (our “Reporting Persons”), to file with the Securities and Exchange Commission reports of ownership and reports of changes in ownership of common stock and our other equity securities. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, the Company believes that during fiscal 2013 all Reporting Persons complied with all applicable requirements, except that one director had two late Form 4s, and two executive officers had one late Form 4 each.
Principles of Corporate Governance
The Company has adopted Principles of Corporate Governance, which are available on the Company’s website at http://ir.homestreet.com. Shareholders may request a free copy of the Principles of Corporate Governance at the address and phone numbers set forth above.
Director Independence
The Board has determined that, with the exception of Mark Mason, all of its members are currently “independent directors” as that term is defined in the listing standards of Nasdaq. In the course of determining the independence of each nonemployee director, the Board considered the annual amount of HomeStreet’s sales to, or purchases from, any company where a nonemployee director serves as an executive officer as well as all other relevant facts and circumstances, including the director’s commercial, accounting, legal, banking, consulting, charitable and familial relationships.

Board Leadership Structure
Our Board of Directors believes that it is in the best interests of the Company for the Board to retain discretion to make a determination regarding whether or not to separate the roles of Chairman of the Board and Chief Executive Officer based upon varying circumstances. The Board of Directors is currently chaired by an independent director, Mr. Ederer, who is subject to re-appointment as Chairman of the Board each year by the Board of Directors.
The Board presently believes that having two different individuals serve in the roles of Chairman of the Board and Chief Executive Officer is in the best interests of the Company and that separating these roles provides the right foundation for the Company to pursue its strategic and operational objectives while maintaining effective oversight and objective evaluation of corporate performance. By allowing our Chief Executive Officer to focus on his operational responsibilities, while keeping a measure of independence between the oversight function of the Board and those operating decisions, the Board believes that this leadership structure provides an appropriate allocation of roles and responsibilities at this time.
Board Role in Risk Oversight
The Board is responsible for overseeing the major risks facing the Company while management is responsible for assessing and mitigating the Company’s risks on a day-to-day basis. In addition, the Board has delegated oversight of certain categories of risk to the Audit Committee, the Risk Management Committee, and the HRCG Committee. The Audit Committee reviews and discusses with management significant financial and nonfinancial risk exposures and the steps management has taken to monitor, control and report such exposures. The Risk Management Committee oversees and assesses the adequacy of the Company’s management of key enterprise-wide risks and monitors the Company’s risk profile and exposure to various types of risks. The HRCG Committee oversees management of risks relating to the Company’s governance, compensation plans and programs. The Audit Committee, the Risk Management Committee and the HRCG Committee report to the Board as appropriate on matters that involve specific areas of risk that each committee oversees, and with the Board, each committee periodically discusses with management the Company’s policies with respect to risk assessment and risk management.
Employee Compensation Risks
HomeStreet’s management and the HRCG Committee have assessed the risks associated with our compensation policies and practices for all employees, including non-executive officers. Based on the results of this assessment, we do not believe that our compensation policies and practices for all employees, including non-executive officers, create risks that are reasonably likely to have a material adverse effect on HomeStreet.
Board Meetings and Committees
During the year ended December 31, 2013, the Board held 9 meetings. Except for Mr. Malone who attended 6 out of the 9 meetings of the Board of Directors, each of our directors attended or participated in 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which that director served during the past fiscal year.
The Board of Directors has three standing committees: an Audit Committee, a Risk Management Committee and a Human Resources and Corporate Governance Committee.

Committee Membership of Directors of HomeStreet, Inc.

Director	Audit Committee	Human Resources and Corporate Governance Committee	Enterprise Risk Management Committee
David A. Ederer	X	X
Mark K. Mason
Scott M. Boggs	Chair		Chair
Victor H. Indiek	X		X
Thomas E. King		X	X
George “Judd” Kirk	X	Chair	X
Michael J. Malone		X
Douglas I. Smith	X	X
Bruce W. Williams			X

Audit Committee
The Audit Committee of HomeStreet, Inc. is composed solely of independent directors as required by the Nasdaq corporate governance standards, and each of Messrs. Boggs, Ederer, Indiek, Kirk and Smith, meets the independence requirements set forth in all applicable Nasdaq corporate governance standards and Rule 10A-3 under the Exchange Act. Mr. Boggs is also qualified as an “audit committee financial expert.”
The Company’s Board of Directors has adopted a written Audit Committee charter that meets the requirements of the applicable Exchange Act rules and the applicable Nasdaq corporate governance standards. A copy of this charter is available on our website at http://ir.homestreet.com. Among other things, the Audit Committee charter requires the Audit Committee to:

•
oversee the financial reporting process on behalf of our board of directors, review and discuss the audited financial statements, including significant financial reporting judgments, with management and the Company’s auditors and report the results of its activities to the board;

•	be responsible for the appointment, retention, compensation, oversight, evaluation and termination of our auditors and review the engagement and independence of our auditors;

•	review and approve non-audit services, including a reconciliation of fees actually paid for non-credit services as compared to fees previously approved for such services;

•	review the adequacy of our internal accounting controls and financial reporting processes;

•	review earnings and other financial releases and disclosure controls processes;

•	approve and monitor our internal audit plans and policies;

•	review the performance compensation and independence of our Chief Audit Officer;

•	annually evaluate the performance of the Audit Committee and assess the adequacy of the Audit Committee charter; and

•	review and enforce our Code of Ethics.
The Audit Committee held 11 meetings during the last fiscal year. The Audit Committee Report is included in this Proxy Statement.

Enterprise Risk Management Committee
The Enterprise Risk Management Committee was formed in October 2012. The membership of the Enterprise Risk Management Committee is limited to persons who meet the independence standards established by the Nasdaq corporate governance rules and is currently comprised solely of independent directors as defined by such rules. The Enterprise Risk Management Committee oversees and assesses the adequacy of the Company's tolerance and management of key enterprise-wide risks, including credit, interest rate risk, liquidity, price, operational, compliance/legal, strategic and reputational risks. The Enterprise Risk Management Committee is also responsible for monitoring the Company's risk profile and exposure to various types of risks, as well as reviewing management’s adherence to the Company's established risk management policies and benchmarks. In conjunction with forming the Enterprise Risk Management Committee, the Company hired a senior management level employee who serves as the Company’s Enterprise Risk Management Director and reports directly to the Chair of the Enterprise Risk Management Committee. The Enterprise Risk Management Committee is required to meet at least quarterly.
The Board has adopted a written Enterprise Risk Management Committee charter, a current copy of which is available on our website at http://ir.homestreet.com. Among other things, this charter requires the Enterprise Risk Management Committee to:

•	define, in conjunction with the Board and management, the Company’s risk appetite and tolerances for risk of the Company and its subsidiaries;

•	review and approve the Company’s enterprise risk assessments prepared in connection with the Company’s strategic plan;

•	monitor the implementation of changes in significant regulations and the impact of such changes upon the Company’s significant risks;

•	monitor overall capital adequacy and capacity within the context of the approved risk limits and actual results;

•	provide a forum for evaluating and integrating risk issues, processes and events arising within the Company and its subsidiaries;

•
coordinate with various Board committees a discussion of the Company’s significant processes for risk assessment, risk management and actions taken by management to monitor, control and remediate risk exposures; and

•	review the performance compensation of the Enterprise Risk Management Director.
The Enterprise Risk Management Committee held 4 meetings during the last fiscal year.
Human Resources and Corporate Governance Committee
The HRCG Committee acts as both our nominating and corporate governance committee and our compensation committee. The HRCG Committee has the authority to establish and implement our corporate governance practices, nominate individuals for election to the board of directors and evaluate and set compensation with respect to our directors and executive officers, among other things. The HRCG Committee is composed solely of independent directors as required by Section 162(m) and each member of the HRCG Committee meets the independence standards established under Section 10A(m)(3) of the Exchange Act and the rules recently adopted by Nasdaq pursuant to Rule 10C of the Exchange Act describing independence standards relating to members of compensation committees.

Our Board of Directors has adopted a written charter for the HRCG Committee that satisfies the applicable standards of Nasdaq Corporate Governance rules as to both compensation and nominating committee requirements. A copy of this charter is available on our website at http://ir.homestreet.com. Among other things, this charter calls upon HRCG Committee to:

•	develop and recommend to the Board criteria for identifying and evaluating candidates to become Board members;

•	identify, review the qualifications of, and recruit candidates for election to the Board;

•	assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board and appointment to one or more committees of the Board;

•	function as a compensation committee for the purpose of Nasdaq Listing Rule 5605(d);

•	select and recommend to the Board director nominees for election or reelection to the Board at each annual meeting of shareholders;

•	develop and recommend to the Board a set of corporate governance principles applicable to the corporation, including periodic review and reassessment of such principles;

•	make recommendations to the Board concerning the structure, composition and functioning of the Board and its committees;

•	oversee the evaluation of the Board and its committees;

•	review compensation of directors;

•	oversee the Company’s overall compensations structure, policies and programs, and assess whether the Company’s compensation structure establishes appropriate incentives for management and employees;

•	review and approve our incentive compensation arrangements to determine whether they encourage excessive risk taking and review the relationship between risk and management policies and compensation;

•	administer our equity incentive plans, pursuant to the authority delegated to it by the Board;

•	set the corporate goals and objectives, if any, relevant to our executive officers’ compensation and evaluate our executive officers’ performance in light of those goals and objectives, if any;

•	establish and provide oversight of compensation philosophy and programs; and

•	oversee and make decisions regarding executive management salaries, incentive compensation, long-term compensation plans and equity plans for our employees and consultants.
The HRCG Committee held 9 meetings during the last fiscal year. The HRCG Committee Report is included in this Proxy Statement.
Interaction with Consultants
Pursuant to its charter, the HRCG Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Company has provided appropriate funding to the HRCG Committee to do so.
In November 2012, the HRCG Committee retained Pearl Meyer & Partners (“PM&P”) as its independent executive compensation consultant. None of the Company’s management participated in the Committee’s decision to retain PM&P. PM&P reports directly to the HRCG Committee and the HRCG Committee may replace PM&P or hire additional consultants at any time. PM&P attends meetings of the HRCG Committee, as requested, and communicates with the Chair of the HRCG Committee between meetings; however, the HRCG Committee makes all decisions regarding the compensation of the Company’s executive officers.

PM&P provides various executive compensation services to the HRCG Committee with respect to HomeStreet’s executive officers and other key employees pursuant to a written consulting agreement with the HRCG Committee. The services PM&P provides under the agreement include advising the HRCG Committee on the principal aspects of HomeStreet’s executive compensation program and evolving best practices, and providing market information and analysis regarding the competitiveness of HomeStreet’s program design and HomeStreet’s award values in relationship to its performance.
The HRCG Committee regularly reviews the services provided by its outside consultants and believes that PM&P is independent in providing executive compensation consulting services. The HRCG Committee conducted a specific review of the Company’s relationship with PM&P at the time of their initial engagement in 2012 with regard to among other things the requirements of Nasdaq rules related to the selection and assessment of conflicts of interest pertaining to compensation consultants, and determined that PM&P’s work for the HRCG Committee did not raise any conflicts of interest.
The HRCG Committee continues to monitor the independence of its compensation consultant on a periodic basis.
Human Resources and Corporate Governance Committee Interlocks and Insider Participation
None of the members of the HRCG Committee served as an officer or employee of the Company during fiscal year 2013 or any of the three previous years or has had any relationships or participated in any related party transactions that qualify as “interlocking” or cross-board memberships that are required to be disclosed under the rules of the SEC. See also the “Certain Relationships and Related Transactions” section in this Proxy Statement.
Process for Recommending Candidates for Election to the Board of Directors
The HRCG Committee is responsible for, among other things, determining the criteria for membership to the Board and recommending candidates for election to the Board. It is the policy of the HRCG Committee to consider recommendations for candidates to the Board from shareholders. Shareholder recommendations for candidates to the Board must be directed in writing to HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101, Attention: General Counsel, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of the Company’s common stock. Such recommendations must also include a statement from the recommending shareholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, judgment, diversity, age, independence, background, skills, expertise, corporate experience, length of service, other commitments and the like, personal references, and an indication of the candidate’s willingness to serve. Nominees for our Board of Director must also meet any approval requirements set forth by our regulators.
The HRCG Committee regularly reviews the current composition and size of the Board. The HRCG Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board, for selection as director nominees are as follows:

•
In its evaluation of director candidates, including the members of the Board eligible for re-election, the HRCG Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers (1) the current size and composition of the Board and the needs of the Board and the respective committees of the Board, (2) such factors as issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like, and (3) such other factors as the HRCG Committee may consider appropriate.

•
While we have not established specific minimum qualifications for director candidates, we believe that candidates and nominees must reflect a Board of Directors that is comprised of directors who: (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the

Company’s business in particular, (4) have qualifications that will increase the overall effectiveness of the Board and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•
With regard to candidates who are properly recommended by shareholders or by other means, the HRCG Committee will review the qualifications of any such candidate, which review may, in the HRCG Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, requesting additional information to be shared with our regulators or other actions that the HRCG Committee deems necessary or proper.

•
In evaluating and identifying candidates, the HRCG Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

•
The HRCG Committee will apply these same principles when evaluating Board candidates who may be elected initially by the full Board to fill vacancies or add additional directors prior to the annual meeting of shareholders at which directors are elected.

•	After completing its review and evaluation of director candidates, the HRCG Committee recommends the director nominees to the full Board.
Attendance at Annual Meetings of Shareholders by the Board of Directors
Although HomeStreet does not have a formal policy regarding attendance by members of the Board at our annual meeting of shareholders, we encourage, but do not require, directors to attend. All of our directors attended our last annual meeting held in May 2013.
Insider Trading Policy and Rule 10b5-1 Trading Plans
HomeStreet has an insider trading policy that prohibits, among other things, short sales, hedging of stock ownership positions and transactions involving derivative securities relating to our common stock. The Company does not undertake any obligation to report Rule 10b5-1 trading plans that may be adopted by any of its officers and directors in the future, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law.
Contacting the Board of Directors
Any shareholder who desires to contact our non-employee directors may do so electronically at the following website: http://ir.homestreet.com. Such shareholders who desire to contact our non-employee directors by mail may do so by writing HomeStreet’s Corporate Secretary at HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101. Our General Counsel receives these communications unfiltered by HomeStreet, forwards communications to the appropriate committee of the Board or non-employee director, and facilitates an appropriate response. Please note that requests for investor relations materials should be sent to ir@homestreet.com.
Director Compensation
Current Non-Employee Director Compensation
Non-employee directors of HomeStreet, Inc. and the Bank each earn an annual retainer of $40,000, while committee chairs each earn an additional annual retainer of $10,000 for each committee chaired, and the chairman of the HomeStreet, Inc. Board of Directors and the HomeStreet Bank’s lead director earn an additional annual retainer of $20,000 and $10,000 respectively. In addition, each director earns a fee of $1,000 per board meeting attended, and each committee member earns an additional fee of $500 per committee meeting attended (other than for short, telephonic committee meetings, for which the fee is $250 per meeting attended). Fifty percent of the annual retainer is paid in cash and the remaining fifty percent is paid in common stock under our 2011 Plan described below. If the 2014 Plan is approved by the shareholders, the portion to be paid in common stock in the future would be issued from the 2014 Plan. All meeting fees are paid in cash.

We believe that our current overall non-employee director compensation program and the director compensation program in effect in 2013 are reasonable and appropriate based on our review of peer financial institution data and the data provided by our outside compensation consultants
Directors’ Deferred Compensation Plan
In 1999, we adopted a plan to permit directors to defer all or a portion of their fees received for services as a director that would otherwise be payable in cash (with a minimum $2,500 deferral in a plan year for those who elect to make such deferrals). Interest earned on participant deferrals is equal to the average five year daily treasury rate for the quarter. A participant or his or her beneficiary will begin receiving a distribution of his or her deferrals for a particular plan year upon the earliest of (1) a future date specified by the participant, (2) the participant’s death or (3) the date the participant ceases to be a director. The form of payment includes either a single lump sum payment or annual installment payments over a period of up to ten years. The participant has a limited ability to change these elections. This plan was suspended from 2008 through 2012 due to HomeStreet’s financial condition. As a result, none of our directors were participants in this plan for the year ended December 31, 2012. When the plan was reintroduced on January 1, 2013, no directors participated in the plan for the fiscal year ended December 31, 2013.
2011 Director Equity Compensation Plan
Our shareholders approved the 2011 HomeStreet, Inc. Director Equity Compensation Plan, which was implemented upon the closing of the Company’s initial public offering in February 2012. This plan reserved 168,000 shares of our common stock that has been available for stock awards to provide for compensation to our directors for their service on our Board. All such awards are fully vested immediately upon issuance. If shareholders approve the 2014 Plan at the Annual Meeting, the 2011 Plan will be terminated and all shares remaining available for issuance under the 2011 Plan would become available for issuance under the 2014 Plan and future grants to directors would be made under the 2014 Plan.
Compensation for Employee Directors
Employee directors do not receive compensation for serving on our Board of Directors.
Director Compensation Table
The following table shows the compensation earned by, or paid to, our non-employee directors for 2013, including Gerhardt Morrison who retired from the board of directors at our 2013 Annual Meeting. Employee directors are not compensated separately for their services as directors. This table includes all compensation earned or paid to all directors who were on our Board of Directors during any portion of 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (2)(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott M. Boggs	52,583	25,833	—	—	—	—	78,416
David A. Ederer(1)	59,583	25,833	—	—	—	—	85,416
Victor H. Indiek	46,833	15,833	—	—	—	—	62,666
Thomas E. King	57,083	20,833	—	—	—	—	77,916
George “Judd” Kirk	61,833	25,833	—	—	—	—	87,666
Michael J. Malone	27,083	15,833	—	—	—	—	42,916
Douglas I. Smith	35,333	15,833	—	—	—	—	51,166
Bruce W. Williams	25,333	15,833	—	—	—	—	41,166
Gerhardt Morrison	9,167	4,166	—	—	—	—	13,333

(1)	Directors are paid based on the Bank compensation policy for individuals who serve as directors of both HomeStreet and the Bank.
(2) The amounts shown represent the aggregate grant date fair value for the stock awards granted in fiscal 2013, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). For details of all assumptions made in such calculations, see Note 17 to our financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2013.
(3) Stock awards granted to non-employee directors in fiscal 2013 shares of common stock granted quarterly to our non-employee directors as part of their individual annual retainer.

EXECUTIVE OFFICERS
The names of the executive officers and key employees of HomeStreet, Inc. and its wholly owned subsidiary HomeStreet Bank, their ages, their positions with the Company and the Bank and other biographical information as of April 15, 2014, are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position at HomeStreet, Inc.	Position at HomeStreet Bank
Mark K. Mason	54	Vice Chairman, Chief Executive Officer, President	Chairman, Chief Executive Officer, President
Richard W.H. Bennion	64	Executive Vice President	Executive Vice President, Residential Lending Director
Randy Daniels	52		Executive Vice President, Commercial Real Estate Lending Director
Rose Marie David	50		Executive Vice President, Single Family Lending Director
Godfrey B. Evans	60	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary	Executive Vice President, Chief Administrative Officer, General Counsel, and Corporate Secretary
Susan Greenwald	55		Senior Vice President, Single Family Lending Operations Director
Jay C. Iseman	54	Executive Vice President, Chief Credit Officer	Executive Vice President, Chief Credit Officer
Paulette Lemon	58		Senior Vice President, Retail Banking Director
Jeffrey K. Newgard	42		Executive Vice President, Regional President - Eastern Region
Cory D. Stewart	42	Executive Vice President, Chief Accounting Officer	Executive Vice President, Chief Accounting Officer
David H. Straus	67		Executive Vice President of Commercial Banking
Pamela J. Taylor	62		Senior Vice President, Human Resources Director
Darrell van Amen	48	Executive Vice President and Chief Investment Officer & Treasurer	Executive Vice President and Chief Investment Officer & Treasurer

Richard W.H. Bennion, Executive Vice President of HomeStreet, Inc.; Executive Vice President and Residential Lending Director of the Bank. Mr. Bennion joined HomeStreet in 1977 and currently serves as the Bank’s Executive Vice President and Residential Lending Director. He has been a member of the Fannie Mae Western Business Center Advisory Board since 2004, Chair of the Housing Partnership, a nonprofit organization, from 2001 to 2007 and a member of the University of Washington Milgard School of Business Advisory Board since 2004. Mr. Bennion is the past director of the Homebuilders Association of Tacoma-Pierce County, the past director and president of Puget Sound Mortgage Lenders Association and Washington Mortgage Lenders Association. Mr. Bennion holds a bachelor’s degree in History and China Regional Studies from the University of Washington and a masters of business administration from the University of Washington and is a graduate of the School of Mortgage Banking.
Randy Daniels, Executive Vice President, Commercial Real Estate Lending Director of HomeStreet Bank. Mr. Daniels joined the Bank in September 2012. Prior to joining HomeStreet Bank, Mr. Daniels worked for Bank of America’s Commercial Real Estate Group, serving as the Northwest Regional Executive from 2007 to 2012, Senior Vice President and Team Leader from 2001 to 2006 and Vice President and Relationship Manager from 1998 to 2001. During his fourteen years at Bank of America, Mr. Daniels provided capital and banking services to commercial real estate developers and investors in Washington, Oregon, and Western Canada. Prior to moving to the Pacific Northwest, Mr. Daniels worked as a Senior Asset Manager for the Archon Group (a Goldman Sachs/JE Robert joint venture) and in various other commercial real estate finance positions with banks and life insurance companies. He has been in the real estate industry for 27 years since graduating with an MBA from The American University in Washington, D.C and an Economics degree from Boston University.
Rose Marie David, Executive Vice President, Single Family Lending Director. Ms. David joined HomeStreet Bank in March 2012, coming from MetLife Home Loans where she was Pacific Northwest Regional Sales leader from 2011 to 2012 and Non-Producing Seattle District Manager from 2006 to 2011. She was promoted to senior vice president and retail mortgage production leader of HomeStreet Bank in August 2012. As the executive vice president for Single Family Lending, Ms. David is responsible for growing the residential mortgage banking franchise and oversees mortgage production, operations and servicing. Prior to working at MetLife Home Loans, she owned a mortgage brokerage for several years, moving to First Horizon with the sale of her brokerage. Ms. David holds a B.A. in finance from the University of Utah.
Godfrey B. Evans, Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary of HomeStreet, Inc. and the Bank. Mr. Evans joined HomeStreet in November 2009 and currently serves as the Executive Vice President, General Counsel and Chief Administrative Officer. From 2008 until joining HomeStreet, Mr. Evans was the managing director of the bankruptcy and restructuring practice group at Marshall & Stevens. Prior to this, Mr. Evans served as interim general counsel and chief restructuring officer for Chapeau, Inc. From 2002 to 2008, Mr. Evans served as a practicing attorney and as a project professional for Resources Global Professionals. Mr. Evans is admitted to practice law in California and in Washington, D.C. Mr. Evans holds a bachelor’s degree and a master’s degree in Architecture from the University of California, Berkeley and a law degree from Loyola Law School in Los Angeles.
Susan C. Greenwald, Senior Vice President, Single Family Lending Operations Director of HomeStreet Bank. Ms. Greenwald joined the Bank in 1984 and currently serves as Senior Vice President, Single Family Lending Operations Director. Ms. Greenwald began her career at the Bank as a secondary marketing assistant and has served in a number of lending-related management roles. Ms. Greenwald has also served as a director and treasurer of Common Ground and a legislative and legal affairs committee member of Seattle Mortgage Bankers Association. Ms. Greenwald has been a member of Seattle Mortgage Bankers since approximately 1987 and is an active participant on various industry committees. She holds a bachelor’s degree in Economics from Southern Oregon College.
Jay C. Iseman, Executive Vice President and Chief Credit Officer of HomeStreet, Inc. and the Bank. Mr. Iseman joined the Bank in August 2009 and currently serves as the Executive Vice President and Chief Credit Officer of the Company and the Bank. Prior to his current position and since joining the Company in 2009, Mr. Iseman has served as Senior Vice President, Credit Administration and Vice President, Special Assets Group and OREO Group Manager and Income Property Credit Administrator. Mr. Iseman served as senior vice president and senior portfolio manager of commercial special assets with Bank of America between 2008 and 2009. Mr. Iseman holds a bachelor’s degree in Business Administration and Economics from Seattle Pacific University and a certificate of advanced study in International Finance and Marketing from the American Graduate School of International Management.
Paulette Lemon, Senior Vice President, Retail Banking Director of the Bank. Ms. Lemon joined the Bank in 1985 and since 2001 has served as Senior Vice President, Retail Banking Director and as Vice President, Retail Bank Operations Manager prior to 2001. She holds a bachelor’s degree in Business Administration from Western Washington University and she has completed graduate work in banking at National School of Banking through Fairfield University. She is an associate member for the Corporate Council of the Arts.

Jeffrey K. Newgard, Executive Vice President, Regional President-Eastern Region. Mr. Newgard is responsible for the management and strategic expansion throughout central and eastern Washington. Mr. Newgard joined HomeStreet in November 2013 with the Company's acquisition of Yakima National Bank (YNB), where he served as President and CEO from 2004 to 2013. Mr. Newgard, who has held a number of leadership positions in regional and community banking since 1998, is a graduate of the Graduate School of Banking (Colorado) and holds a Masters of Business Administration from Washington State University and a Bachelor of Arts from Walla Walla College.
Cory D. Stewart, Executive Vice President and Principal Accounting Officer of HomeStreet, Inc. and the Bank. Mr. Stewart joined the Company in March 2012 serving as Senior Vice President and Controller of the Company until assuming his current position with the Company on October 15, 2012. Mr. Stewart was previously the director of finance at Volt Information Sciences, Inc. from February 2009 to March 2012. Prior to that, Mr. Stewart spent over seven years from October 2001 to February 2009 in various finance, accounting and enterprise risk management roles at Washington Mutual, Inc. and is a licensed CPA in the state of Washington and a CFA charterholder since 2002. He graduated cum laude with a bachelor’s degree in accounting and an MBA from the University of Utah.
David H. Straus, Executive Vice President of Commercial Banking. Mr. Straus, who has more than 40 years of banking experience, joined HomeStreet in November 2013. Prior to joining HomeStreet Bank, Mr. Straus founded Fortune Bank, a community bank headquartered in Seattle in 2006. Prior to that, Mr. Straus held various executive leadership positions including President of Business Banking for Washington at Wells Fargo from 2003 to 2006 and President and Chief Operating Officer at Pacific Northwest Bank, a $3 billion commercial bank headquartered in Seattle from 2002 to 2003. Prior to his experience at Pacific Northwest Bank and Wells Fargo, Mr. Straus also served in multiple leadership roles at First Interstate and Old National Bank/U.S. Bancorp. Mr. Straus is a past Chairman of the Washington Bankers Association and formerly served as a member of the board of United Way of King County. He is the past board chairman of Pioneer Human Services, past president of Risk Management Associates and past board member of the Boys and Girls Club of King County. Mr. Straus is a graduate of University of Denver and received a Master of Business Administration from the University of Arizona. In addition, he is a graduate of Pacific Coast Banking School and Leadership Tomorrow of King County.
Pamela J. Taylor, Senior Vice President, Human Resources Director of the Bank. Ms. Taylor joined the Bank in 1998 as Senior Vice President and Human Resources Director. She holds a senior professional human resource certification from the Society for Human Resource Management and a bachelor’s degree in English from California State University, Northridge. Prior to joining HomeStreet, Ms. Taylor served as Executive Vice President, Human Resource Director for MetLife Capital Corporation from 1986 to 1998.
Darrell van Amen, Executive Vice President, Chief Investment Officer and Treasurer of HomeStreet, Inc. and the Bank. Mr. van Amen joined the Bank in 2003 and currently serves as Senior Vice President and Treasurer of the Bank as well as Executive Vice President and Principal Investment Officer of the Company, a position he assumed in 2012. Prior to his current position with the Bank, he was the Vice President, Asset/Liability Manager and Treasurer of the Bank and the Company from 2003 to 2010. He holds a bachelor’s degree in Economics from Weber State University and a master’s degree in Economics from Claremont Graduate University.
The current terms of the executive officers will expire at such time as their successors are elected.

EXECUTIVE COMPENSATION
We are an “Emerging Growth Company,” as defined in the Jumpstart Our Business Startups Act, or “JOBS Act”, and are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not Emerging Growth Companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a specific form of Compensation Discussion and Analysis, as well as exemptions from certain requirements under the Dodd-Frank Act, including the requirement to hold a non-binding advisory vote on executive compensation and the requirement to obtain stockholder approval of any golden parachute payments not previously approved. We have elected to comply with the scaled disclosure requirements applicable to Emerging Growth Companies.
Compensation Program Objectives and Philosophy
We believe it is critical to the Company’s success to attract, retain and incentivize highly qualified executives and to promote a high-performance culture. We have therefore adopted compensation policies that we believe reward executives for achieving and maintaining short- and long-term performance that builds shareholder value. The principles underlying our executive compensation policies and programs include:

•	provide levels of compensation competitive with those offered by our peers and competitors and consistent with our level of performance;

•	attract and retain the most qualified and experienced individuals available to further our success;

•	align the interests of executives and shareholders by linking a significant portion of an executive’s compensation to the Company’s short- and long-term financial performance; and

•	reward and motivate appropriate executive behavior that produces strong financial results while managing risks and promoting regulatory compliance
This philosophy pertains to executive compensation as well as employee compensation at all other levels throughout our organization.
Notwithstanding our overall compensation objectives, incentive compensation opportunities for specific individuals may vary based on a number of factors, including competing compensation programs available for similar positions, scope of duties, tenure, specialized experience, institutional knowledge and performance. We believe a portion of each executive’s potential compensation should be tied to individual performance as evaluated by the HRCG Committee and the Chief Executive Officer (other than for our Chief Executive Officer, whose performance is evaluated solely by the HRCG Committee). In addition, we believe a meaningful portion of each executive’s total compensation opportunity should be linked to our long-term company-wide goals of safety and soundness, increased shareholder value and risk management. Actual compensation in a given year will vary from the target compensation levels based primarily on the attainment of operating goals, the Company’s overall performance, and changes in shareholder value. In some instances, the amount and structure of compensation results from arm’s-length negotiations with executives, which terms reflect an increasingly competitive market for proven expertise and managerial talent. We design our compensation programs and make individual pay decisions and adjustments in the context of this philosophy.
Decision Making and Policy Making
The HRCG Committee is responsible for setting the policies and compensation levels for our directors and Named Executive Officers and for determining the compensation of our Chief Executive Officer. See “Corporate Governance-Human Resources and Corporate Governance Committee.” Certain members of senior management, including the Chief Executive Officer, Chief Human Resources Officer, General Counsel and Risk and Regulatory Oversight Director regularly participate in the HRCG Committee process for compensating Named Executive Officers. Executive officers in attendance may provide their insights and suggestions, but only independent committee members may vote on decisions regarding executive compensation, and executive officers are excluded from deliberations regarding their own compensation. In particular, the Chief Executive Officer provides recommendations relating to other executive officers; however, after the HRCG Committee reviews and discusses the Chief Executive Officer’s compensation with him, final deliberations and all votes regarding his compensation are made in executive session, without the Chief Executive Officer present. The committee also ordinarily reviews recommendations and input from compensation consultants regarding executive officers’ compensation. Participation levels in all incentive programs for our Chief Executive Officer and our two other most highly compensated executive officers (collectively referred to as the “Named Executive Officers”) are established by the HRCG Committee at the beginning of each fiscal year. These participation levels may be increased or decreased after the beginning of a fiscal year at the discretion of the committee. However, it has been the practice of the HRCG Committee to do so only in the event of a material change in an executive officer’s responsibilities. In establishing incentive plan participation levels, the HRCG Committee considers market data relating to compensation practice of our peers as well as internal parity. We do not follow formal guidelines for establishing internal parity, but we do seek to correlate organizational responsibility with participation level.
Summary Components of Compensation
Currently, the compensation package for our Named Executive Officers is comprised of base salary, an annual short-term cash incentive plan, equity opportunity awards, a 401(k) plan, health and welfare benefits plan and perquisites.
Base Salary
Base salaries are provided for each Named Executive Officer for performing specific job responsibilities, giving consideration to the knowledge, skills, abilities and experience of each executive as well as competitive market pay. Mr. Mason’s base compensation for 2013 was $500,000 after being reduced from $600,000 on March 26, 2012 in accordance with his employment agreement following the Bank’s initial public offering. Mr. Bennion’s base salary is $203,000 and has not been increased since January 2007. Ms. David earns a base salary of $200,000 which was effective August 1, 2013 concurrent with her promotion to Executive Vice President, Single Family Lending Director.
Short-Term Incentive Compensation
HomeStreet maintains the Management/Support Performance-Based Annual Incentive Plan (the “Annual Incentive Plan”) to provide employees with incentive awards upon the attainment of pre-defined annual performance goals that are designed to align eligible employees with the short-term objectives of HomeStreet. Mr. Mason participates in the Annual Incentive Plan. Mr. Bennion began participating in the Annual Incentive Plan in the second half of 2013 following his transition to the role of Executive Vice President, Residential Lending Director.
Each eligible participant in the Annual Incentive Plan is assigned target and maximum incentive award opportunities, expressed as a percentage of base salary. The specific level and range of opportunities varies by individual, and reflects each participant’s past and expected future contributions to the success of HomeStreet, as well as market-competitive opportunities for employees with similar skills, experience and responsibilities at companies comparable to HomeStreet. The 2013 target incentive opportunity was 75% of base salary for Mr. Mason, 40% for Mr. Bennion, (prorated by 50% because his participation was limited to the second half of 2013) and 25% to 40% for other executive officer participants. The maximum incentive opportunity in 2013 was 150% of base salary for Mr. Mason (200% of his target of 75%) and 80% of base salary for Mr. Bennion (prorated by 50% because his participation was limited to the second half of 2013) and 50% to 80% for the other executive officer participants.
Pre-defined corporate, department and/or individual performance goals are assigned to each participant and weighted according to the participant’s level of responsibility and ability to influence overall corporate performance outcomes. Mr. Mason’s 2013 incentive opportunity was weighted 80% to corporate goals and 20% to individual goals. The 2013 weighting for Mr. Bennion was 20% to corporate goals, 60% to business unit goals and 20% to individual goals. Corporate performance goals are established each year by the HRCG Committee, with input from our Chief Executive Officer. Individual goals for Mr. Mason are established by the

HRCG Committee, and department and individual goals for the other executive officer participants are established by Mr. Mason and approved by the HRCG Committee.
2013 Performance Goals and Actual Results for Mr. Mason: The corporate performance goals (80% of total) established for Mr. Mason included threshold, target and stretch performance goals for net income (70% weight), classified assets (5% weight), non-single family loan origination (10% weight), net interest margin (10% weight) and core deposit growth (5% weight). The individual goals (20% of total) established for Mr. Mason were related to growth, acquisitions and revenue diversification. Individual goals for Mr. Mason were not assigned specific weights in 2013. The following table summarizes Mr. Mason’s 2013 corporate performance goals, as established by the HRCG Committee, and actual results for 2013:

Corporate Performance Area	Weight	Corporate Performance Goals			Actual Result(1)	Payout
		Threshold (50% of Target Payout)	Target	Maximum (200% of Target Payout)
Net Income (millions)	70%	$24.9	$37.7	$64.5	26.7(2)	$119,880
Classified Assets (%)	5%	2.82%	2.36%	1.72%	1.61%	$30,000
Non-Single Family Loan Originations (thousands)	10%	$467,500	$621,000	$774,500	$575,859	$25,589
Net Interest Margin (%)	10%	3.30%	3.41%	3.53%	3.25%	$—
Core Deposit Growth (%)	5%	30.10%	34.60%	39.20%	31.00%	$9,000

Individual Performance Area	Weight	Individual Performance Goals					Actual Results	Payout
		Far Below Target	Below Target	Target	Exceeds Target	Far Exceeds Target
Individual: (20% Total Weight)	100%	0.00%	7.50%	15.00%	22.50%	30.00%	15%	$75,000

(1) Actual results for the purpose of calculating Mr. Mason’s performance goals excluded activities related to completed and uncompleted acquisitions during 2013.

(2)	Net Income for the purpose of Mr. Mason's compensation plan excluded $3.4 million of merger and acquisition expenses related to completed and uncompleted acquisitions.
The HRCG Committee determined that Mr. Mason performed at target for his individual goals, which is 20% of his total incentive. Therefore, Mr. Mason received a payout of $75,000 for his individual goals. With respect to the corporate performance goals for Mr. Mason, net income was below target but above threshold, classified assets total was at maximum achievement, net interest margin was below threshold, non-single family loan originations were below target but above threshold and core deposits were below target but above threshold. Net income excluded expenses for acquisitions during the year. When combined with the 2013 corporate performance results outlined above, Mr. Mason earned a total cash incentive under the Annual Incentive Plan equal to $259,469, or 69% of target.
2013 Performance Goals and Actual Results for Mr. Rich Bennion: Mr. Bennion served as Executive Vice President, Single Family Lending Director until June 30, 2013 at which time he transitioned to a new role as Executive Vice President, Residential Lending Director. In this new role, Mr. Bennion continues to oversee Construction Lending and Windermere Mortgage Services and is supporting Single Family Lending’s growth by serving as a key liaison between HomeStreet Bank and the mortgage industry leaders and associations. Mr. Bennion participated in an individualized annual incentive arrangement from January 1, 2013 through June 30, 2013. Approximately 75% of Mr. Bennion’s incentive opportunity was tied to single family permanent and residential construction loan production as well as single family net income with an annual target of $3.6 billion for loan production and $39.1 million for net income. Mr. Bennion was paid 0.3 basis points on total loan production and 3.5 basis points on single family net income. Another 15% of the total incentive opportunity was based on sound risk management through an assessment of loan quality with a target payout of $53,500. Mr. Bennion was paid for achievement of specific individual performance goals, which was approximately 10% of the total opportunity and had a target payout of $35,500 annually. Total target incentive payout was established at 175% of base salary. Mr. Bennion received $353,380 under this incentive plan.

Mr. Bennion became a participant in the Annual Incentive Plan on July 1, 2013 which had a target incentive payout of 40% of base salary, pro-rated for 2013 to account for the fact that he only participated in the plan for six months of the year. Mr. Bennion’s incentive payout is based on the achievement of the corporate net income target of $37.7 million, business unit goals related to loan production in Residential Construction, Windermere Mortgage Services and Hawaii and achievement of individual objectives relating to his liaison role with the mortgage industry. Mr. Bennion received $44,728 under this incentive plan. In total, Mr. Bennion’s incentive payout for the 2013 incentive plan year was $398,108.

2013 Performance Goals and Actual Results for Rose Marie David: Ms. David served as Senior Vice President, Retail Mortgage Production Leader until August 1, 2013 at which time she was promoted to Executive Vice President, Single Family Lending Director, replacing Mr. Bennion. Ms. David’s incentive compensation plan prior to August 1, 2013 was based on three components: (i) payments received for production on single family loan transactions, referred to as “Monthly Override”; (ii) profitability incentive; and (iii) shares of restricted stock . She received a Monthly Override of 2.5 basis points on refinancing transactions and 3.5 basis points on purchase transactions and a quarterly profitability incentive of 2.5% of annual regional net operating income provided that a profitability threshold of 50 basis points on production was achieved. As part of her incentive compensation, Ms. David received 10% of her total incentive compensation in equity in the form of HomeStreet stock. She received a guaranteed cash compensation for 2013, which was the first full year of her employment with HomeStreet in the amount of $600,000 and her salary plus production override and profitability incentive was capped at $110,000 a month. She received $555,750 under this plan.

Ms. David’s incentive compensation plan changed as of August 1, 2013 when she was promoted to her new position as Executive Vice President, Single Family Lending Director. The plan consists of two components, volume and profitability, with each weighing 50% of the total incentive (Ms. David no longer receives shares of restricted stock as part of her annual incentive plan). The quarterly volume incentive is paid on achievement relative to five (5) tiers of achievement. The lowest tier paid out 1.750 basis points on purchase loans and 1.000 basis points on refinance loans for the first $300 million of volume. The highest tier pays out on a declining basis at 1.000 basis point of purchase loans and .500 basis points on refinance loans for volume over $975,000,000. The quarterly profitability incentive paid 1.375% of HomeStreet mortgage banking segment pre-tax income (post allocations and excluding income and expense for Windermere Mortgage Services). In addition to Ms. David’s cash incentive compensation, she received special grant of 9,495 shares of restricted stock with a fair market value of $217,056 in connection with her promotion in August 2013. Ms. David also received a one-time cash bonus in the amount of $100,000 in recognition of her new Executive Vice President role as well as her exceptional performance through the first half of 2013. Ms. David received a total of $296,773 under the cash incentive plan for a total incentive payout annually (including stock and one-time cash bonus) of $713,829.

Incentive Plan Risk Management
The HRCG Committee regularly reviews our incentive compensation arrangements for all executives and non-executive employees who, either individually or as part of a group, have the ability to expose HomeStreet to material amounts of risk (“covered employees” under the interagency Guidance on Sound Incentive Compensation Policies). In addition to rigorous company-wide internal controls processes, the HRCG Committee takes the following measures to ensure that incentive compensation arrangements for covered employees do not encourage participants to expose HomeStreet to unnecessary or excessive risks:

•	Annual HRCG Committee approval of incentive plan payouts;

•	HRCG Committee approval of any material changes to plan terms;

•	HRCG Committee oversight of annual incentive plan risk assessments;

•	Allowance for HRCG Committee discretion, if necessary, to address extraordinary events or circumstances;

•	Caps and/or deferral mechanisms to avoid “run-away” short-term incentive opportunities;

•	Balanced performance metrics, including safety and soundness goals;

•
Delivery of a meaningful portion of executive compensation in the form of equity instruments that vest over multiple years, encouraging a natural interest in the long-term financial health of HomeStreet;

•	Clear communication and transparency in the establishment, administration and monitoring of incentive arrangements
“Clawback” Provisions: Each of HomeStreet’s incentive compensation arrangements includes provision for the reduction or recovery of awards if the HRCG Committee determines that materially inaccurate financial information was used in determining award payouts or if it was determined that the recipient’s activities exposed HomeStreet to imprudent risks. Should it be necessary, the HRCG Committee will determine the amount of any award that was overpaid as a result of inaccurate information and will send the participant a recovery notice specifying the overpayment amount and the terms for repayment.
In addition, Section 304 of the Sarbanes Oxley Act of 2002 provides a basis to recover incentive awards in certain circumstances. If we are required to restate our financials due to noncompliance with any financial reporting requirements as a result of misconduct, our Chief Executive Officer, Chief Accounting Officer and Chief Investment Officer must reimburse the Company for: (1) any bonus or other incentive or equity based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits the executive realized from sales of HomeStreet securities during that period.
Based on the findings from its ongoing monitoring and oversight efforts, the HRCG Committee has determined that none of our incentive compensation arrangements expose HomeStreet to unnecessary or excessive risks that could materially threaten the value of HomeStreet.
Equity Incentive Compensation
2010 Equity Incentive Plan. On January 20, 2010, the shareholders approved the 2010 Equity Incentive Plan (the “2010 Plan”), which authorizes the grant of nonqualified and incentive stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, stock bonus awards and cash incentive bonus awards. The 2010 Plan became effective upon the closing of our initial public offering in February 2012. We are authorized to issue up to 1,412,712 shares of our common stock issuable under the 2010 Plan, however, our Board of Directors have indicated that they intend to limit the amount of aggregate awards to be granted under the 2010 Plan such that the total amount of all awards, including certain awards made outside of the plan in 2010 as retention grants, will not exceed 10.0% of our outstanding shares of common stock as measured immediately after the closing of our initial public offering in February 2012, excluding any shares issued under restricted stock awards granted effective upon the completion of such offering. The purpose of the 2010 Plan is to give us a competitive position in attracting, retaining and motivating officers, employees, directors and consultants and to provide a means whereby officers, employees, directors and consultants can acquire common stock or earn incentive compensation based on the value of our common stock, thereby strengthening their commitment to HomeStreet and promoting an identity of interest with our shareholders. We do not believe that any element of the 2010 Plan encourages excessive or unnecessary risks to HomeStreet’s assets or reputation. The 2010 Plan is administered by the HRCG Committee. If the 2014 Plan is approved by shareholders, no further grants will be made under the 2010 Plan and any remaining available shares will be rolled into the 2014 Plan.
Equity Grants Effective at the Closure of our Initial Public Offering
In connection with the closing of our initial public offering in February 2012, the Company awarded stock options and restricted stock awards to our executive officers and senior managers, in order to maintain the existing ownership percentage targets for those executive officers and senior managers. These grants were allocated 25% to restricted stock awards and 75% to stock options; the stock options vest ratably on the first, second and third anniversaries of the completion of the initial public offering while the restricted stock grants vest upon the occurrence of certain events based upon an increase in the price of our common stock in comparison to the price at which the initial public offering was consummated.
Other Benefit Plans
401(k) Savings Plan
Our 40l(k) Savings Plan (the “401(k) Plan”) also includes an account holding employer stock from our prior ESOP which merged into the 401(k) plan. Effective January 1, 2013, the employer matching structure and vesting qualified the 401(k) Plan as a “Safe Harbor Plan” under the Small Business Job Protection Act of 1996. The waiting period for receiving the Company match was changed from six months to the pay period following an employee’s hire date and eligible compensation for the Company match changed to include all compensation subject to IRS limits. All employees, including our Named Executive Officers, are eligible to make pre-tax 401(k) Plan contributions and may be eligible to receive a discretionary matching contribution. Any such discretionary matching contribution matches a participant’s pre-tax 40l(k) Plan contributions at a percentage we determine of the first 6.0% of eligible compensation (subject to IRS limits). Employees are eligible to participate in the 401(k) Plan if they meet the applicable service requirements and are at least 18 years old.
Executive Deferred Compensation.
In 2004, we adopted a deferred compensation plan which allows designated executive officers to defer annually all or part of their incentive bonus and to receive an employer contribution equal to the additional employer contributions, if any, that would have been made to the 40l(k) Plan and ESOP based on participants’ eligible compensation if certain IRS limitations on compensation and benefits did not apply. Interest earned on participant deferrals and employer contributions under the plan is equal to the average five-year daily treasury rate for the relevant quarter.
A participant or his or her beneficiary receives a distribution of his or her plan deferrals and Company contributions for a particular plan year upon the earliest of: (1) a future date specified by the participant, (2) the participant’s death, (3) the participant’s permanent disability, (4) the participant’s retirement on or after age 65 or (5) the participant’s termination of employment. The form of payment includes either a single lump- sum payment or annual installment payments over a period of years, but not more than ten years.
We suspended this plan in 2008 due to HomeStreet’s financial condition and as a result none of our Named Executive Officers were participants in this plan for the year ended December 31, 2013. We did not re-activate this plan for 2013.

Health and Welfare Benefits
All Named Executive Officers are provided with the same medical, dental, vision and life insurance programs as all other benefits - eligible employees of HomeStreet on the same terms and conditions as applicable to these employees generally.
Perquisites and other Personal Benefits
We provide our Named Executive Officers with benefits that we believe are reasonable and consistent with our overall compensation program and beneficial to the Company in attracting and retaining qualified executives. Perquisites include health club membership and parking.
Executive Employment Agreements
We use employment agreements to retain certain executives and the talent, skills, experience and expertise that they provide to HomeStreet, with a goal of protecting the Company and the shareholders and to provide the stability and skilled leadership needed in our current environment. In 2011, we entered into an executive employment agreement with Mr. Mason. This agreement became effective upon lifting of the Federal Deposit Insurance Corporation’s cease and desist order for HomeStreet Bank on March 26, 2012.
This agreement continues for a term of three years from the effective date, with an automatic renewal for additional one- year periods thereafter unless either party gives notice of termination 180 days prior to the expiration of the then-current term.
Mr. Mason’s employment agreement provides for a base salary of not less than $500,000. In addition, his employment agreement requires the Company to establish a performance-based target bonus under the Company’s incentive bonus incentive plan (discussed above under Short Term Incentive Compensation - Management/Support Performance-Based Annual Incentive Plan), pursuant to which Mr. Mason may receive, subject to completion of objectives, no less than 50% of his salary (or such higher amount as the HRCG may approve), less required withholding and authorized deductions. The Board of Directors or the HRCG Committee and Mr. Mason are required to establish mutually acceptable performance objectives and related payout ratios no later than May 31 of each fiscal year. Additionally, Mr. Mason’s employment agreement provided that on the close of our initial public offering, he was entitled to stock options and restricted stock to allow Mr. Mason to retain the same beneficial ownership percentage immediately following that offering as he held prior to the offering. See “Equity Incentive Compensation - Equity Grants Effective at Closing of our Initial Public Offering” above for details of this award. Our Board of Directors approved this grant to be made at the closing of our initial public offering in February 2012 even though Mr. Mason’ employment agreement was not yet effective.
In addition to the payment of earned and unpaid salary and incentive compensation, unused vacation time, and unreimbursed business expenses, in the event of termination of Mr. Mason’s employment within one year or during the 90 days immediately preceding a “change of control” by the Company other than for “cause” or by Mr. Mason for “good reason,” in conjunction with a mutual release agreement, Mr. Mason will receive an amount equal to the sum of: (1) two-and-one-half times his then current base salary, (2) an amount equal to two-and-one-half times the greater of his annual incentive payment earned by Mr. Mason in the year prior to termination or the contracted executive’s target incentive payment for the current year and (3) payment of health insurance premiums for Mr. Mason and his dependents for up to 18 months. In addition, all of Mr. Mason’s unvested restricted stock and stock options will immediately vest and will remain exercisable according to any stock option grant or plan.
In addition to the payment of accrued and unpaid salary and incentive compensation, unused vacation time and unreimbursed business expenses, in the event of a termination without cause or resignation for good reason not involving a change in control, in exchange for executing a release, Mr. Mason will receive: (1) two times his then current base salary, (2) an amount equal to two times the greater of his (a) annual incentive payment earned in the year prior to termination or (b) his target incentive payment for the current year and (3) payment of health insurance premiums for executive and his dependents for up to 18 months. In addition, Mr. Mason’s unvested restricted stock and stock options will immediately vest and will remain exercisable according to any stock option grant or plan.
In addition to the prohibitions against solicitation of customers and employees and the diversion of corporate opportunities, Mr. Mason’s agreement also contains a six-month non-competition agreement which restricts certain competitive acts on behalf of another bank or thrift located in Washington, Oregon, Idaho or Hawaii.
Mr. Mason’s employment agreement further provides that if any payments received by Mr. Mason would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, the Company will pay him individually an additional amount so that his net payment will not be diminished in any respect by the additional excise or other tax due pursuant to Section 280G of the Internal Revenue Code.
Severance and Change in Control Arrangements
In 2013, HomeStreet entered into Change In Control Agreements with certain senior officers who did not have this provision as part of their employment agreement. The Change In Control Agreement provides an enhanced severance payment, if within twelve (12) months following a change in control or 90 days prior to such change in control, the employee is terminated by the Company for any reason except for “Cause” (as defined in the agreement) or the employee resigns for “Good Reason” (as defined in the agreement), HomeStreet will pay a severance as follows:
Executive Vice Presidents will receive two (2) times their current salary plus an amount equal to one times their last annual bonus or their target incentive compensation for the current year, whichever is greater, provided a release agreement is signed at the time of termination.
Senior Vice Presidents will receive one times their current salary plus an amount equal to one times their last annual bonus or their target incentive compensation for the current year, whichever is greater, provided a release agreement is signed at the time of termination.
Termination for “Good Reason” is defined as 1) a change in employee’s duties, responsibilities or reporting relationships which represents material adverse change from those in effect immediately prior to the change; or 2) a reduction of more than fifteen (15%) percent of the employee’s base compensation without the employee’s prior agreement; or 3) relocation of employee’s primary workplace outside of a defined Puget Sound region.
Payment shall be made in a lump sum on the earlier of the 90 days following the employee’s termination of employment or March 15 of the year following the year in which the termination occurred, provided that Employee has executed and submitted a release of claims and the statutory period during which the Employee is entitled to revoke the release of claims has expired before the payment date.
Human Resources and Corporate Governance Committees Report
The HRCG Committee has reviewed the information in the executive compensation section and has recommended to the Board of Directors that it be included in the Proxy Statement
This report is submitted by the Company’s Human Resource and Corporate Governance Committee consisting of Judd Kirk (Chair), Scott Boggs, David Ederer, Tom King, Mike Malone, Doug Smith.

Summary Compensation Table
The following table sets forth information regarding the compensation awarded to, earned by, or paid to our Named Executive Officers.

Name and Principal Positions	Year	Salary (1)($)	Bonus (2)($)	Stock Awards (3)($)	Option Awards(3)($)	Non-Equity Incentive Plan Compensation(4)($)	Nonqualified Deferred Compensation Earnings($)	All Other Compensation (5)($)	Total ($)
Mark K. Mason Chief Executive Officer	2012	523,077	557,443	887,964	741,034	542,557	—	12,719	3,264,794
	2013	500,000	—	—	—	259,469	—	14,790	774,259
Richard W. H. Bennion Executive Vice President, Residential Lending Director	2012	203,000	—	71,016	59,278	688,239	—	12,977	1,034,510
	2013	203,000	—	—	—	364,241	—	15,049	582,290
Rose Marie David Executive Vice President, Single Family Lending Director	2012	120,000	—	79,163	—	634,768	—	1,940	835,871
	2013	175,000	100,000	252,109	—	852,524	—	3,823	1,383,456

(1)
The figures shown for salary represent amounts earned for the fiscal year, whether or not actually paid during such year. Mr. Mason’s base salary was reduced to $500,000 effective March 26, 2012 pursuant to his post initial public offering employment agreement.

(2)
Mr. Mason received additional discretionary awards in 2012 including a $100,000 bonus following the Company’s initial public offering and $457,443 in recognition of his significant achievements in 2012. Ms. David received a discretionary bonus of $100,000 in 2013 recognizing her outstanding her outstanding performance in 2012 and the first half of 2013.

(3)
Amounts represent the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. For details of all assumptions made in such calculations, see Note 17 to our financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2013.

(4)
Represents amounts earned for services rendered during the fiscal year, whether or not actually paid during such fiscal year under the Annual Incentive Plan. Mr. Bennion received an incentive payout of $331,130 for the first half of 2013 and earned a bonus payout of $33,111.

(5)
The Named Executive Officers participate in certain group health, disability insurance and medical reimbursement plans, not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation. The figure shown for each Named Executive Officer for 2013 includes: (i) 401(k) matching contributions as follows: Mr. Mason, $10,200, Mr. Bennion, $10,200, and Ms. David, $1,333 ; (ii) health club membership as follows: Mr. Mason, $2,052, Mr. Bennion, $2,053, and Ms. David, $0; (iii) parking as follows: Mr. Mason, $2,400, Mr. Bennion $2,400, and Ms. David $2,400; and (iv) life insurance premiums as follows: Mr. Mason, $138, Mr. Bennion, $396, and Ms. David, $90. We provide certain non-cash perquisites and personal benefits to each named executive officer that do not exceed $10,000 in the aggregate for any individual, and are not included in the reported figures.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested		Market Value Shares or Units of Stock that Have Not Vested		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark K. Mason	80,724	161,444	(1)	—	11.00	2/10/2022	—		—		—	—
Richard W.H. Bennion	6,458	12,914	(1)	—	11.00	2/10/2022	—		—		—	—
Rose Marie David	—	—		—	—	2/10/2022	9,495	(2)	189,900	(3)	—	—

(1)	These options vest and become exercisable in two equal installments on February 10, 2014 and 2015, respectively.

(2)	Restricted stock subject to vest in three equal installments on July 25, 2014, 2015 and 2016, respectively.

(3)	Based on the December 31, 2013 closing market price of the Company’s shares of common stock on Nasdaq of $20.00 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, the following is a description of each transaction since January 1, 2013, and each proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•
any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Loan Transactions
From time to time, the Bank makes loans to directors, executive officers and other affiliates in compliance with Regulation O issued by the Federal Deposit Insurance Corporation. These loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to us, and do not involve more than the normal risk of collectability or present other features unfavorable to us.
Indemnification Agreements
We have entered into indemnification agreements with each of the current and former directors and executive officers of HomeStreet, Inc. Subject to certain limitations, these agreements require us to indemnify these individuals to the fullest extent permitted under applicable law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceedings against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.
Procedures for Approval of Related Party Transactions
The Bank is subject to the requirements of Regulation O, which places certain restrictions on loan transactions between the Bank and its directors, executive officers and principal shareholders (or any of their related interests). Regulation O generally defines a principal shareholder as a person that directly or indirectly, or acting through or in concert with one or more other persons, owns, controls or has the power to vote more than 10% of any class of voting shares. The Bank surveys Company and Bank directors and senior and executive officers each year to identify their related interests. The board of directors has adopted a policy for lending to our employees, directors and executive officers to ensure compliance with Regulation O loans by the Bank to our employees, directors and executive officers that exceed $500,000 in aggregate require the approval of the Bank’s board of directors.
Prior to the completion of our initial public offering, in addition to the application of Regulation O to certain related-party transactions, we followed formal conflict of interest policies requiring the review and pre-approval of transactions with a related party by the chief executive officer and audit committee where the related party is a director or by the chairman, chief executive officer or general counsel for non-director employees. Following the completion of our initial public offering in February 2012, in accordance with the audit committee’s charter, the audit committee reviews and pre-approves in writing any proposed related party transactions; however, certain types of transactions, including Regulation O Loans, executive officer employment arrangements and director compensation required to be disclosed in our Proxy Statements, certain charitable contributions, transactions where all shareholders receive a proportional benefit and transaction entered into through a competitive bid prices, may be automatically deemed pre-approved as related party transactions under our Related Person Transaction Policies and Procedures, a copy of which is available on our website at www.homestreet.com. In the case of a loan requiring board approval under Regulation O, however, review and approval by our Board of Directors is still required to approve such loan under Regulation O despite any such pre-approval as a related party transaction.

PRINCIPAL SHAREHOLDERS
The following table sets forth the beneficial ownership of our common stock as of April 15, 2014, by:

•	each of the directors and Named Executive Officers of HomeStreet, Inc.;

•	all of our directors and executive officers as a group; and

•	each person known to us to be the beneficial owner of more than 5% of any class of our securities.
The amounts and percentage of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The SEC has defined “beneficial” ownership of a security to mean, generally, the possession, including shared possession, directly or indirectly, of voting power or investment power. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Unless otherwise indicated, we believe that each of the shareholders listed has sole voting and investment power with respect to their beneficially owned shares of our common stock.
The percentages reflect beneficial ownership as of April 15, 2014, as determined under Rule 13d-3 under the Exchange Act and are based on 14,849,691.6 shares of our common stock outstanding as of that date. In addition, any options exercisable within 60 days of April 15, 2014 will be included in the beneficial ownership of the holder of such option, and the percentage ownership for that holder will be calculated by adding the aggregate number of options exercisable within 60 days of April 15, 2014 to both the number of shares held by that specific shareholder and the total number of shares outstanding. Unless otherwise set forth in the following table, the address of the listed shareholders is c/o HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101.

Name of Beneficial Owner	Number of Shares of Common Stock	Ownership Percentage
Black Rock, Inc. (1) 40 East 52nd Street New York, NY	1,578,582	10.6%
Basswood Capital Management, LLC (2) 645 Madison Avenue, 10th Floor New York, NY 10022	1,025,418	6.9%
Jacobs Asset Management, LLC (3) 11 East 26th Street, Suite 1900 New York, NY 10010	752,815	5.07%
Bruce W. Williams (4)	795,247.44	5.23%
Mark K. Mason (5)	398,610.00	2.62%
Richard W.H. Bennion (6)	63,675.49	*
Douglas I. Smith (7)	59,404.00	*
David A. Ederer (8)	31,396.60	*
Michael J. Malone (9)	19,104.00	*
Rose Marie David (10)	18,162.00	*
Thomas E. King (9)	12,803.00	*
Scott M. Boggs (11)	13,165.40	*
George “Judd” Kirk (12)	9,999.40	*
Victor H. Indiek (9)	5,375.57	*
All executive officers and directors as a group (21 persons) (13)	1,740,783.35	11.4%

*less than 1.0%

(1)	Based on Schedule 13 filed with the Securities and Exchange Commission on April 8, 2014.

(2)
Of the shares beneficially owned by Basswood Capital Management, LLC, Basswood Enhanced Long Short Fund, LP and Basswood Enhanced Long Short GP, LLC, each have shared voting and dispositive power over 927,909 shares, while Michael Lindenbaum and Bennett Lindenbaum each have shared voting and dispositive power over 1,025,418 shares. Based on Schedule 13/A filed with the Securities and Exchange Commission on February 12, 2014.

(3)
Jacobs Asset Management, LLC has shared voting and dispositive power of all 752,815 shares with Sy Jacobs. Based on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2014.

(4)
Includes 19,252.644 shares held through the 401(k) Plan. The 401(k) Plan participants have the authority to direct voting of shares they hold through the 401(k) Plan. Also includes (a) 31,547.2 shares held jointly with Gro A. Buer, Mr. William’s spouse; (b) 28,128 shares held as co-trustee with Ms. Buer for the Marina Sonja Williams Trust dated 12/25/95; (c) 2,188.4 shares held as sole trustee for Marina Sonja Williams Trust dated 12/23/03; (d) 135,000 shares held as sole trustee for Marina S. Williams Trust UA dated 6/27/13; (e) 150,076.8 shares held as executor of the estate of Walter B. Williams; (f) 150,073.6 shares held as executor of the estate of Marie W. Williams; (g) 1.2 shares held as the sole trustee of the Walter B. Williams Interim Trust; (h) 55,281.6 shares held as the sole trustee of the Karen M. Zimmerman Trust dated 12/22/00; (i) 55,281.6 shares held as the sole trustee of the Steven W. Zimmerman Trust dated 12/22/00; (j) 750.4 shares held as the sole trustee for the Andrew Alvaro Mullins-Williams Trust dated 11/29/05, (k) 0.40 shares held individually by Gro A. Buer and (l) 566 shares of restricted stock subject to vesting on February 15, 2015.

(5)
Includes 237,164 shares held as co-trustee with Tracy Mason, Mr. Mason’s spouse, for the Mason Family Trust dated 2/16/99 and options to purchase 161,446 shares of common stock exercisable within 60 days of April 15, 2014.

(6)
Includes 21,334,092 shares held through the 401(k) Plan. The 401(k) Plan participants have the authority to direct voting of shares they hold through the 401(k) Plan. Also includes options for 12,915 shares of common stock exercisable within 60 days of April 15, 2014 and 19,356 shares held as co-trustee with. Diane Bennion, Mr. Bennion’s spouse for the Bennion Revocable Living Trust dated 12/19/02.

(7)	Includes 56,300 shares of common stock held jointly by Ann Smith, Mr. Smith’s spouse, and 566 shares of restricted stock subject to vesting on February 15, 2015.

(8)
Includes (a) 866 shares of restricted stock subject to vesting on February 15, 2015; (b) 1,000 shares held as sole trustee for the Alicia Ruth Apple Trust dated 8/14/1992; (c) 1,000 shares held as sole trustee for Katelyn Jane Apple Trust dated 8/14/1992 and (d) 1,000 shares held as sole trustee for Lucas James Apple Trust dated 8/14/1992.

(9)	Includes 566 shares of restricted stock subject to vesting on February 15, 2015.

(10)	Includes 3,000 shares held jointly with Don Balalke, Ms. David’s spouse and 9,495 shares of restricted stock subject to ratable vesting on each of July 25, 2014, 2015 and 2016

(11)	Includes 566 shares of restricted stock subject to vesting on February 15, 2015 and 6,400 shares held jointly with Patricia Boggs, Mr. Boggs’ spouse.

(12)	Includes 6,488.4 shares of common stock held jointly by Barbara Kirk, Mr. Kirk’s spouse, and 566 shares of restricted stock subject to vesting on February 15, 2015.

(13)
Includes (a) an aggregate 303,880 shares issuable on exercise of options vested within 60 days of April 15, 2014, (b) 15 restricted stock awards to executive officers and continuing non-employee directors for an estimated aggregate 39,895 shares and (c) 72,284.186 shares held through the 401(k) Plan. Participants in the Company’s 401(k) Plan have the authority to direct voting of shares they hold through the 401(k) Plan.

INFORMATION REGARDING EQUITY COMPENSATION PLANS
The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2013, including the 2010 Plan, the 2011 Plan and the retention grants made in 2010 outside of the 2010 Plan but subject to the terms and conditions of that plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Plans approved by shareholders	604,616	$12.34	(1)	249,396	(2)(3)(4)
Plans not approved by shareholders (5)	49,600	$0.93		N/A
Total	654,216	$12.10		249,396

(1)	Consists of option grants awarded pursuant to the 2010 Plan.

(2)	Consists of 94,294 shares remaining under the 2010 Plan and 155,102 shares remaining under the 2011 Plan.

(3)
The 2010 Plan was approved by shareholders in January 2010 but did not become effective until the completion of our initial public offering in February 2012. Following our initial public offering, the number of shares available for issuance under the 2010 Plan, giving effect to our 2-for-1 forward stock splits in March 2012 and November 2012, was 965,854 shares. This amount was established by the Board, which determined that it will not issue equity grants under the 2010 Plan in an amount that would cause the combined amount of awards granted pursuant to the 2010 Plan and the 2010 retention equity awards to exceed 1,412,712 shares of our common stock or 10% of the number of shares outstanding immediately following the closing of our initial public offering.

(4)
During 2013, under the 2010 Plan, the Company awarded 31,654 restricted stock awards, of which none have vested, and 1,489 performance stock awards, all of which have vested. The Company also issued an aggregate of 8,366 shares of unrestricted common stock to the Company’s non-employee directors pursuant to the 2011 Plan.

(5)	Consists of retention equity awards granted in 2010 outside of the 2010 Plan but subject to its terms and conditions.

AUDIT COMMITTEE REPORT
As more fully described in the Audit Committee Charter, the Audit Committee is responsible for overseeing HomeStreet’s accounting and financial reporting processes, including the quarterly reviews and the annual audit of HomeStreet’s consolidated financial statements by HomeStreet’s independent registered public accounting firm. Deloitte & Touche, LLP served as the Company’s independent registered public accounting firm in during the fiscal year ended December 31, 2013 and has conducted the audit of HomeStreet’s financial statements for 2013. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. As part of fulfilling its responsibilities, the Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements with management;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16 (Communication With Audit Committees);

•
received the written disclosures and the letter from the independent registered public accounting firm required by Rule 3526 (Communication with Audit Committees Concerning Independence) of the PCAOB; and

•	discussed with the independent registered public accounting firm that firm’s independence.
Based on its review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2013 be included in the Company’s 2013 Annual Report on Form 10-K filed with the SEC.
Submitted by the Audit Committee of the Board of Directors of HomeStreet, Inc.
Scott M. Boggs, Chair
David A. Ederer
George “Judd” Kirk
Victor H. Indiek
Douglas I. Smith

OTHER MATTERS
The Board is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
The Company’s 2013 Annual Report on Form 10-K, including financial statements, is being mailed to shareholders with this Proxy Statement. Additional copies of the 2013 Annual Report on Form 10-K may be obtained without charge by writing to Investor Relations, HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101. This Proxy Statement, HomeStreet’s 2013 Annual Report on Form 10-K and other proxy materials are also available on HomeStreet’s website at www.homestreet.com/proxy. In accordance with SEC rules, our proxy materials posted on this website do not contain any cookies or other tracking features. The SEC maintains a website located at www.sec.gov that also contains this information. The information on HomeStreet’s website and the SEC’s website are not part of this Proxy Statement.

HOMESTREET, INC. SHAREHOLDERS MEETING
DRIVING INSTRUCTIONS & DIRECTIONS FOR PARKING IN UNION SQUARE GARAGE

Meeting Location: Hilton Seattle 1301 6th Avenue Seattle, WA 98101 Tel: 206-624-0500
From I-5 Southbound:

•	Take the Union Street exit, (exit 165b)

•	Turn left on Seventh Avenue (first light at the end of the Union Street exit ramp)

•	Seventh Avenue runs under the Union Square buildings and the garage entrance is mid-block on the right side of the street.
From I-5 Northbound:

•	Take the Seneca Street exit, (exit 165), on the left side of the freeway.

•	Turn right onto Sixth Avenue (first light at the end of the Seneca Street exit ramp)

•	Turn right at University Street ( be careful to stay left of the concrete divider that separates the two-lane access road around the Union Square complex from the freeway on-ramp)

•	University Street curves and becomes Seventh Avenue. Look for the sign indicating the parking garage entrance on the left side of the street.
Once You are in the Garage:

•
Try to find parking in the WEST section of the garage, near the One Union Square elevator on any level. (One Union & Two Union Square share underground parking. WEST parking in the vicinity of a One Union Square elevator will be closer to the Hilton.)

•	Look for overhead signs in the garage directing you to WEST or One Union Square elevators.

•	Take the elevator to the Lobby.
Once You Reach the Lobby:

•
Exit the elevator and take the down escalators directly ahead. At the bottom of the escalators you will see another elevator on your left that will take you up to the Hilton Lobby. The meeting will be held in the Windward Room on the lobby level of the Hilton.

Parking Validation
Please bring your Union Square garage entrance ticket to the meeting and we will be happy to validate your parking before you leave. NOTE: We will not be validating Hilton parking.

APPENDIX “A”

HOMESTREET, INC. 2014 EQUITY INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1
General Purpose. The name of this plan is the HomeStreet, Inc. 2014 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable HomeStreet, Inc., a Washington corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide a means whereby Employees, Consultants and Directors of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business. This Plan replaces the HomeStreet, Inc. 2010 Equity Incentive Plan (the “2010 Plan”) and the HomeStreet, Inc. 2011 Director Equity Compensation Plan (the “Director Plan”). As of the date that the Plan is approved by Shareholders, no future grants will be made under the 2010 Plan or the Director Plan. Any unissued Common Stock remaining in the 2010 Plan or the Director Plan will be rolled into and paid out under this Plan.

1.2
Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3
Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Stock Grants, (f) Performance Share Awards, and (g) Performance Compensation Awards.

2.	Definitions.
"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, federal and state banking laws and regulations, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, Performance Share Award or a Performance Compensation Award.
"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant Each Award Agreement shall be subject to the terms and conditions of the Plan.
"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.
"Board" means the Board of Directors of the Company, as constituted at any time.
"Cause" means:
Unless otherwise provided in an Award Agreement, (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates (an “Individual Agreement”) and such agreement provides for a definition of Cause, the definition contained therein or (b) If no such Individual Agreement exists, or if such Individual Agreement does not define Cause: (i) the willful or gross neglect by a Participant of his employment duties (other than as a result of his incapacity due to physical or mental illness or injury) as determined by the Committee; (ii) the plea of guilty or nolo contendre to, or conviction for, the commission of a felony offense by a Participant; (iii) conduct by a Participant that is injurious to the Company or an Affiliate, or an act of fraud, embezzlement, misrepresentation or breach of a fiduciary duty against the Company or any of its subsidiaries, as determined by the Committee; (iv) a breach by a Participant of any nondisclosure, non-solicitation or noncompetition obligation owed to the Company or any of its Affiliates; or (v) the failure of a Participant to follow instructions of the Board or his direct superiors.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause. Notwithstanding anything to the contrary in this Plan, following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.
"Change in Control" shall, unless in the case of a particular Award where the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” for the purposes of this Plan, mean:

(a)
The acquisition by any Person of Beneficial Ownership of 35% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition directly from the Company, (C) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or (D) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (d) of this definition;

(b)	The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c)	The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; or

(d)	The consummation of a merger, consolidation, statutory share exchange, a sale or similar form of corporate transaction involving the Company that requires the approval of the

Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least two-thirds of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.
"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
"Committee" means a committee of at least two people appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4, or if no such committee has been appointed by the Board, the Board.
"Common Stock" means the common stock, no par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
"Company" means HomeStreet, Inc., a Washington corporation, and any successor thereto.
"Consultant" means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.
"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.
"Covered Employee" has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.
"Director" means a member of the Board.
"Disability" means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
"Disqualifying Disposition" has the meaning set forth in Section 14.12.
"Effective Date" shall mean the date as of which this Plan is adopted by the Board.
"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of IRC Section 424. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
"Free Standing Rights" has the meaning set forth in Section 7.1(a).
"Good Reason" means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority or reporting structure; (ii) a material reduction in the Participant's base salary; or (iii) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
"Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.
"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.
"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
"Outside Director" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.
"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
"Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.
"Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) asset quality; (x) efficiency ratio; (y) loan growth; (z) deposit growth, and (aa) net interest margin.
Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.
"Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company's fiscal year.

"Performance Period" means the one or more periods of time not less than one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.
"Performance Share Award" means any Award granted pursuant to Section 7.3 hereof.
"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
"Plan" means this HomeStreet Bank 2014 Equity Incentive Plan, as amended and/or amended and restated from time to time.
"Related Rights" has the meaning set forth in Section 7.1(a).
"Restricted Award" means any Award granted pursuant to Section 7.2(a).
"Restricted Period" has the meaning set forth in Section 7.2(a).
"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
"Securities Act" means the Securities Act of 1933, as amended.
"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
"Stock for Stock Exchange" has the meaning set forth in Section 6.4.
"Stock Grants" has the meaning set forth in Section 7.2(g).
"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.

3.1	Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and

Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)	to construe and interpret the Plan and apply its provisions;

(b)	to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)	to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or "insiders" within the meaning of Section 16 of the Exchange Act;

(e)	to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)	from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)	to determine the number of shares of Common Stock to be made subject to each Award;

(h)	to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)
to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)
to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k)	to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)
to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(m)
to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(n)	to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)
to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)	to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. The Committee may not replace or cash out underwater stock options or stock appreciation rights without prior shareholder approval.

3.2
Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3
Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4
Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5
Indemnification. In addition to all rights of indemnification available to an Indemnified Person (as defined below) by statute, pursuant to the Company’s bylaws, or in any indemnification agreement or provision with or for the benefit of such Indemnified Person, and except to the extent expressly prohibited by Applicable Laws, the Company shall indemnify, defend and hold harmless each Indemnified person against all expenses, including attorney's fees, actually by such Indemnified person incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which such Indemnified Person may become, or may be threatened to become, a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan; provided, however, that (i) no Indemnified Person shall be indemnified against any claim that has been fully and finally determined to have resulted solely from the gross negligence or willful misconduct of that Indemnified Person (but except to the extent limited by the Applicable Laws, such Indemnified Person shall be defended against any and all such claims until the final adjudication thereof); and (ii) in anticipation of any claim of gross negligence against an Indemnified Person, the Company may condition its advancement of expenses and its incurrence of defense costs upon a written undertaking by the Indemnified Person to repay to the Company such amounts as may be reasonably necessary to reimburse the Company for the incremental excess costs and liabilities incurred by the Company on account of conduct that has been judicially determined to have resulted from the gross negligence or willful misconduct of such Indemnified Person; and (iii) the Company may satisfy its obligation to indemnify and defend an Indemnified Person by undertaking the defense of the Company and such Indemnified Person by a single counsel, so long as the applicable rules of attorney professional conduct do not result in a finding that a conflict of interest exists as between the Company and such Indemnified Person; and (iv) to the extent the Company fails to assume the defense of such Indemnified Person for any reason, then the Company shall promptly reimburse such Indemnified Person for any fees, costs and expenses incurred in a matter for which indemnification is available under this Section 3.5. For the purposes of this Section 3.5, an “Indemnified Person” is any member of the Committee, any consultant or advisor retained by the Committee in connection with this Plan, and the heirs, representatives, beneficiaries, assigns and agents of any of the foregoing.

4.	Shares Subject to the Plan.

4.1
Subject to adjustment in accordance with Section 11, a total of 900,000 shares of Common Stock shall be available for the grant of Awards under the Plan, inclusive of any shares of Common Stock that were still available to be issued in an award under the 2010 Plan or the Director Plan as of the date that this Plan was approved by the shareholders of the Company. The total number of shares shall be available for the grant of any type of Award, including Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2	Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3
Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 100,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 100,000 shares of Common Stock in the aggregate. Each Participant shall also be subject to a separate 50,000 share limit during any one (1) year period for full value Restricted Stock Awards or Stock Grants. No Participant who is a Non-Employee Director shall be granted during any one (1) year period, any shares of Common Stock exceeding $200,000, valued as of the date of the Award. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

4.4
Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5.	Eligibility.

5.1
Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2
Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.
Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1
Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2
Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an

Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3
Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4
Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5
Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6
Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7
Vesting of Options. Except as set forth in Section 12, each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8
Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9
Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10
Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11
Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12
Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.	Provisions of Awards Other Than Options.

7.1	Stock Appreciation Rights.

(a)	General
Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

(b)	Grant Requirements
Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)	Term of Stock Appreciation Rights
The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)	Vesting of Stock Appreciation Rights
Except as set forth in Section 12, each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)	Exercise and Payment
Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)	Exercise Price
The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)	Reduction in the Underlying Option Shares
Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2	Restricted Awards and Stock Grants.

(a)	General
A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)	Restricted Stock and Restricted Stock Units

(i)
Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)
The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)	Restrictions

(i)
Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement, including the satisfaction of any applicable Performance Goals during the Restricted Period; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)
Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)
The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d)	Restricted Period
With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.
No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)	Delivery of Restricted Stock and Settlement of Restricted Stock Units
Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f)	Stock Restrictions
Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

(g)	Stock Grants
The Committee may issue unrestricted Common Stock, or other Awards denominated in Common Stock (valued at Fair Market Value as of the date of payment), under the Plan, without a Restricted Period, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. With respect to Stock Grants and intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish and administer

Performance Goals in the manner described in Section 7.4 as an additional condition to the vesting and payment of such Stock Grants.

7.3	Performance Share Awards.

(a)	Grant of Performance Share Awards
Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)	Earning Performance Share Awards
The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4	Performance Compensation Awards.

(a)	General
The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as "performance-based compensation" under Section 162(m) of the Code.

(b)	Eligibility
The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)	Discretion of Committee with Respect to Performance Compensation Awards

With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d)	Payment of Performance Compensation Awards

(i)	Condition to Receipt of Payment
Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)	Limitation
A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Compensation Award has been earned for the Performance Period.

(iii)	Certification
Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv)	Use of Discretion
In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)	Timing of Award Payments
Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the calendar year during which the Performance Period is completed.

(vi)	Maximum Award Payable

Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 50,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) or stock-settled Award shall be $3,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

8.
Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.	Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.	Miscellaneous.

10.1
Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2
Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3
No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4
Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5
Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.
Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.	Effect of Change in Control.

12.1	Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)
In the event of a Participant's termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, or in the event the Surviving Company declines to formally assume the Company’s obligations under this Plan or does not place the Participant in a similar plan with no diminution of the value of the Awards, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units as of the date of the Participant's termination of Continuous Service.

(b)
With respect to Performance Compensation Awards, in the event of a Participant's termination of Continuous Service without Cause or for Good Reason, in either case, within 12 months following a Change in Control, or in the event the Surviving Company declines to formally assume the Company’s obligations under this Plan or does not place the Participant in a similar plan with no diminution of the value of the Awards, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant's termination of Continuous Service.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2
In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.	Amendment of the Plan and Awards.

13.1
Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2
Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3
Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4
No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5
Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.	General Provisions.

14.1
Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2
Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3
Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4
Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5
Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6
Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7	Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8
Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9
No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10
Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11
Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith or to meet an applicable exception thereto. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12
Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13
Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14
Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's federal income tax deduction for compensation paid pursuant to any such Award.

14.15
Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.16	Expenses. The costs of administering the Plan shall be paid by the Company.

14.17
Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18	Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19
Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.
Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.
Termination or Suspension of the Plan. The Plan shall terminate automatically ten (10) years after the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of "Performance Goal" and "Performance Criteria" to the Company's shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

17.
Choice of Law. The law of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of HomeStreet, Inc. on March 12, 2014.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 29, 2014
10:00 a.m.

At

Your Vote is Important to the Company!

0

HOMESTREET, INC.

601 Union Street
Seattle, Washington 98101

This proxy appointing Mark K. Mason and Godfrey B. Evans as proxy holders is solicited by the Board of Directors for use at the Annual Meeting on May 29, 2014 and at any adjournments or postponements thereof.

The undersigned shareholder of HomeStreet, Inc. hereby appoints Mark K. Mason and Godfrey B. Evans, and each of them, with power of substitution to each, to attend the Annual Meeting of the shareholders of said corporation to be held May 29, 2014, at 10:00 a.m. in the Winward Room of the Hilton Hotel, 1301 Sixth Avenue, Seattle, Washington 98101, and any adjournments or postponements thereof, and to vote the shares of the undersigned at such meeting with respect to the proposals, as indicated on the reverse side of this page, with all powers that the undersigned would have if acting in person; and with discretionary authority to act on such other matters as may properly come before said meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED SPECIFICALLY ON THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AS THERE SPECIFIED. WHERE NO SPECIFICATION IS MADE, SAID SHARES SHALL BE VOTED **FOR** THE PROPOSALS.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

HOMESTREET, INC.

May 29, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.homestreet.com/proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000033333000000000 9 052914

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES, "FOR" THE APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN AND A VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

PROPOSALS

1. **Election of Directors.** Proposal to elect directors from among the nominees set forth below. IF you wish to vote for a person other than the nominees identified below, please cross through the name of the relevant nominee and clearly print the name of your proposed director alongside the stricken candidate.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders of HomeStreet, Inc. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s), but if no direction is made, this proxy will be voted "FOR" the nominees identified herein, "FOR" the approval of the Homstreet, Inc.'s 2014 Equity Incentive Plan and "FOR" the the ratification of appointment of Deloitte & Touche LLP.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.